AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 9, 2015

  FILE NO.  002-86082

  FILE NO.  811-03833-01

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933  ☒

Post-Effective Amendment No.  78

AND

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No.  79

MAINSTAY VP FUNDS TRUST

(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010

(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000

J. Kevin Gao, Esq. MainStay VP Funds Trust 169 Lackawanna Avenue Parsippany, NJ 07054	Copy to:	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on ________, pursuant to paragraph (b)(1) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on ________, pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☒	on May 1, 2015, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment

Prospectus for MainStay VP Cushing® Portfolio
MainStay Funds®	[May 1, 2015]

MainStay VP Cushing® Renaissance Advantage Portfolio

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MainStay VP Cushing Renaissance Advantage Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

TO BE UPDATED

	Initial Class		Service Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets) [1]	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses	XX	%	XX	%
Acquired Fund/Portfolio Fees and Expenses	XX	%	XX	%
Total Annual Portfolio Operating Expenses	XX	%	XX	%
Waivers / Reimbursements	XX	%	XX	%
Total Annual Portfolio Operating Expenses	XX	%	XX	%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TO BE UPDATED

Expenses After	1 Year		3 Years
Initial Class	$	XX	$	XX
Service Class	$	XX	$	XX
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. Because the Portfolio has not yet commenced operations as of the date of this Prospectus, no portfolio turnover rate information is available.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies (i.e., companies engaged in exploration and production; gathering, transporting and processing; and marketing and distribution, respectively), as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that Cushing® Asset Management, LP, the Portfolio’s Subadvisor, expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with such intention, the Portfolio will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code. The Portfolio is non-diversified and it may invest in companies of any market capitalization size.

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MainStay VP Cushing Renaissance Advantage Portfolio

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

The Portfolio may invest up to 25% of its total assets in debt securities, preferred stock and convertible securities of Renaissance Companies, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Portfolio’s investments in debt securities, preferred stock and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Portfolio will use the higher rating for purposes of determining the credit quality. The Portfolio may invest in debt securities of any maturity or duration.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results.

Common Stock Risk: The Portfolio will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Portfolio. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk: The Portfolio’s investments will be concentrated in issuers in the energy sector. Because the Portfolio will be concentrated in the energy sector, it may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards Energy Companies may adversely affect the Portfolio, and the performance of Energy Companies may lag behind the broader market as a whole. Also, the Portfolio’s concentration in the energy sector may subject the Portfolio to a variety risks associated with that sector. In addition, issuers outside the energy sector in which the Portfolio intends to invest will typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

Energy Companies Risk: Under normal circumstances, the Portfolio concentrates its investments in companies in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:

• Energy Companies may be affected by fluctuations in the prices of commodities;

• the highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of the issuers in which the Portfolio will invest;

• a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of Energy Companies and, therefore, their ability to make distributions or pay dividends;

• a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies;

• the energy sector is highly competitive;

• extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities;

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MainStay VP Cushing Renaissance Advantage Portfolio

• the prices of debt securities of the Energy Companies the Portfolio expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise;

• the profitability of Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

• there is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance;

• certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions;

• the operations of Energy Companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

• some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts;

• technology development efforts by Energy Companies may not result in viable methods or products; and

• the proposed elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers could adversely affect Energy Companies in which the Portfolio invests and/or the energy sector generally.

See “More About Investment Strategies and Risks” in the Portfolio’s Prospectus for additional information.

Sub-Sector Specific Risk: Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate. See “More About Investment Strategies and Risks” in the Portfolio’s Prospectus for additional information.

Cash Flow Risk: The Portfolio will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

MLP Structure Risk: Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. Liquidity risk may also refer to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Portfolio to sell its bond holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Portfolio’s bond holdings.

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MainStay VP Cushing Renaissance Advantage Portfolio

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Non-Diversification Risk: The Portfolio is a non-diversified, open-end management investment company under the Investment Company Act of 1940. A non-diversified fund may have a significant part of its investments in a smaller number of securities than a diversified fund. Having a larger percentage of assets in a smaller number of securities makes a non-diversified fund, like the Portfolio, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Past Performance

Since the Portfolio does not have a full calendar year of performance as of the date of this Prospectus, no calendar year performance information is available.

Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Cushing® Asset Management, LP serves as the Portfolio's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner	Since [May 2015]
	Matthew A. Lemme, Managing Director and Senior Research Analyst	Since [May 2015]
	Saket Kumar, Managing Director and Senior Research Analyst	Since [May 2015]
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company, other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your financial intermediary firm’s or insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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More About Investment Strategies and Risks

Information about the Portfolio's objective, principal investment strategies, investment practices and principal risk factors appears at the beginning of this Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Portfolio.

Additional information about the investment practices of the Portfolio and risks pertinent to these practices is included in the Statement of Additional Information ("SAI"). The following information is provided in alphabetical order and not necessarily in order of importance.

MAINSTAY VP CUSHING RENAISSANCE ADVANTAGE PORTFOLIO

Investment Objective

The MainStay VP Cushing Renaissance Advantage Portfolio (the “Renaissance Advantage Portfolio”) seeks total return. Total return sought by the Renaissance Advantage Portfolio includes current income and capital appreciation.

Principal Investment Strategies

The Renaissance Advantage Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively referred to with respect to the Renaissance Advantage Portfolio’s investment policies and strategies as “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The Renaissance Advantage Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Consistent with such intention, the Renaissance Advantage Portfolio will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code. The Renaissance Advantage Portfolio is non-diversified and it may invest in companies of any market capitalization size.

Energy Companies. The Renaissance Advantage Portfolio will invest in equity and debt securities of energy supply chain and energy services companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products. The energy supply chain companies in which the Renaissance Advantage Portfolio will invest will primarily include:

• Upstream Energy Companies – businesses engaged in energy exploration and production, including, among others, crude oil, natural gas and natural gas liquids (“NGLs”);

• Midstream Energy Companies – businesses engaged in the gathering, transportation, processing, fractionation, refining and storage of crude oil, natural gas and NGLs or refined petroleum products; and

• Downstream Energy Companies – businesses engaged in the marketing and distribution of refined energy products, such as petroleum, liquefied petroleum gas (“LPG”), fuel oils, lubricants, plastics and other chemicals, fertilizer and natural gas to retail customers and industrial end-users.

The Renaissance Advantage Portfolio may invest in equity securities of oil and gas services companies, including oil and gas services, which include oil and gas equipment, oil and gas services or oil and gas drilling. The Renaissance Advantage Portfolio may also invest in extractive logistics companies engaged in the delivery and sale of petroleum products, such as diesel fuel and lubricating oil, antifreeze, methanol and other chemicals to customers engaged in drilling, exploration and production and mining activities.

Industrial Companies. The Renaissance Advantage Portfolio will invest in equity and debt securities of companies that the Subadvisor expects to benefit from growing energy production and lower energy and feedstock costs relative to global costs, including energy-intensive chemical, metal and industrial manufacturing companies and engineering and construction companies.

Transportation and Logistics Companies. The Renaissance Advantage Portfolio may also invest in transportation and logistics companies, such as railroad, barge, shipping and offshore services companies, which are engaged in the transportation of raw materials, feedstock and finished energy products, as well as companies that supply original equipment and services to U.S. industrial manufacturing and transportation companies.

Master Limited Partnerships. The Renaissance Advantage Portfolio may invest up to 25% of the value of its total assets in MLPs that qualify as publicly traded partnerships under the Internal Revenue Code.

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More About Investment Strategies and Risks

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of Renaissance Company investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio will be actively managed and the quantitative analysis will be dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value Renaissance Company investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

Small-Cap and Mid-Cap Companies. Certain of the Renaissance Companies in which the Renaissance Advantage Portfolio may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Subadvisor defines “small-cap companies” as those with a low market capitalization, generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.

Debt Securities, Preferred Stock, Convertible Securities. The Renaissance Advantage Portfolio may invest up to 25% of its total assets in debt securities, preferred stock and convertible securities of Renaissance Companies, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Renaissance Advantage Portfolio’s investments in debt securities, preferred stock and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Renaissance Advantage Portfolio will use the higher rating for purposes of determining the credit quality. The Renaissance Advantage Portfolio may invest in debt securities of any maturity or duration.. The credit quality policies noted above apply only at the time a security is purchased, and the Renaissance Advantage Portfolio is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Subadvisor may consider such factors as the Subadvisor’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings; and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

Portfolio Parameters. The Renaissance Advantage Portfolio will generally seek to invest no more than 10% of the Renaissance Advantage Portfolio’s total assets in any one issue and no more than 20% of the Renaissance Advantage Portfolio’s total assets in any one issuer, in each case, determined at the time of investment. For purposes of this limit, an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities.

Additional Information about the Portfolio's Investments

Master Limited Partnerships

Master Limited Partnerships are formed as limited partnerships or limited liability companies and generally taxed as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

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More About Investment Strategies and Risks

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and a separate tax on corporate dividends).

MLP Equity Securities – Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner or managing member interest.

Common Units – The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (“NYSE”), the NYSE MKT, LLC (formerly known as the American Stock Exchange) (the “NYSE MKT”) and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Portfolio may invest in different classes of common units that may have different voting, trading, and distribution rights.

Subordinated Units – Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Portfolio may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

General Partner Interests – The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares – I Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

Other Investments and Strategies of the Portfolio

In addition to the principal investment strategies of the Portfolio described above, the Portfolio may engage in certain other investment strategies.

Other Equity Securities

The Portfolio may invest in equity securities of issuers other than MLPs, including common stocks of non-MLP issuers, including U.S. royalty trusts, Industrial Companies and Logistics Companies. Such non MLP-issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP equity securities.

Debt Securities

The Portfolio may invest in debt securities of MLPs and other issuers. Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities. Debt securities in which the Portfolio may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds, which do not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. The Portfolio may invest in debt securities without regard for their maturity. Securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Subadvisor to be of comparable credit quality) are commonly referred to as “high yield” securities or “junk

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bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

Investment Policies and Objectives

[The 80% policy with respect to the Renaissance Advantage Portfolio was not adopted pursuant to Rule 35d-1. However, shareholders will be provided at least 60 days’ prior notice with respect to a change to the Renaissance Advantage Portfolio’s 80% policy. The Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.]

The Portfolio “looks through” its holdings in investments in exchange traded funds (“ETFs”) to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or process.

Preferred Stock

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Non-U.S. Securities

The Portfolio may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Strategic Transactions

The Portfolio may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. Strategic Transactions may involve the purchase and sale of derivative instruments. The Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. The Portfolio’s use of Strategic Transactions may also include newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio’s respective investment objectives and applicable regulatory requirements.

Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio’s custodian, as mandated by SEC rules or SEC staff positions. Although the Subadvisor seeks to use Strategic Transactions to further a Portfolio’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Statement of Additional Information under the heading “Strategic Transactions.”

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Illiquid and Restricted Securities

The Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Securities and other investments purchased by the Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the Portfolio's portfolio become illiquid, the Portfolio may exceed its limit on illiquid instruments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument where the Portfolio would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Portfolio's Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such circumstances, the Portfolio may invest without limit in cash or money market securities and other investments.

Principal Risks of Investing in the Portfolio

The principal risks of investing in the Portfolio are discussed below. In addition to the risks discussed below, the value of a Portfolio's investments may increase or decrease, which will cause the value of the Portfolio's shares to increase or decrease. As a result, you may lose money on your investment in the Portfolio, and there can be no assurance that the Portfolio will achieve its investment objective. The value of your investment in the Portfolio will fluctuate, sometimes dramatically, which means you could lose money.

Market Risk

The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other Portfolios with similar objectives. From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Risks Associated with MLPs and Companies in the Natural Resources and Energy Sectors

Under normal market circumstances, the Renaissance Advantage Portfolio concentrates in the industry or group of industries that constitute the energy, industrial and manufacturing and transportation and logistics sectors. MLPs and companies in the natural resources and energy sectors are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the natural resources and energy sectors may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources

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commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy and natural resources sectors as a whole may also be impacted by the perception that the performance of energy and natural resources sectors companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the natural resources and energy sectors. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the natural resources and energy sectors are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy and natural resources sectors may adversely affect the earnings or operating cash flows of the issuers in which the Portfolio will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the natural resources and energy sectors and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the natural resources and energy sectors. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions – MLPs and companies in the natural resources and energy sectors employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by a Portfolio from companies that grow through acquisitions.

Competition Risk – The natural resources and energy sectors is highly competitive. Companies in which a Portfolio may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Portfolio invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of a Portfolio.

Weather Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the natural resources and energy sectors located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Portfolio may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

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Legislation and Regulatory Risk – The profitability of MLPs and companies in the natural resources and energy sectors could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and companies in the natural resources and energy sectors. Such companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by MLPs and companies in the natural resources and energy sectors. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Portfolio may invest and/or the natural resources and energy sectors generally.

Environmental Risk – There is an inherent risk that MLPs and companies in the natural resources and energy sectors may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and companies in the natural resources and energy, and the cost of any remediation that may become necessary. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Portfolio may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Portfolio may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Portfolio's investments.

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The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the natural resources and energy sectors and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the natural resources and energy sectors are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Catastrophe and Terrorism Risk – The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11, 2001 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Technology Risk – Companies that are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

Industry Specific Risks

MLPs and companies in the natural resources and energy sectors are also subject to risks that are specific to the particular industry in which they operate.

Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to

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become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs, Energy Companies, and the oil industry in general.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping – Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

Related Sectors Risks – In addition to companies in the natural resources and energy sectors, the Renaissance Advantage Portfolio will invest in energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from lower energy and feedstock costs. Many of the risks discussed herein applicable to companies in the natural resources and energy sectors also apply, directly or indirectly, to such companies.

Cash Flow Risk

The Portfolio will derive substantially all of its cash flow from investments in equity securities. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Portfolio will likely have no influence over the actions of the MLPs or other companies in which they invest with respect to the payment of distributions or dividends. The amount of cash that any individual company can distribute to its investors, including the Portfolio, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and the particular business lines of the issuer. Available cash will depend on the company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Concentration Risk

Under normal market circumstances, Renaissance Advantage Portfolio concentrates its investments in the industry or group of industries that constitute the energy sector. Therefore the Portfolio may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which it invest may adversely affect the Portfolio, and the performance of such sectors may lag behind the broader market as a whole. With respect to the Renaissance Advantage Portfolio, issuers outside the energy sector in which the Renaissance Advantage Portfolio will invest typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit

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from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associates with the energy and natural resources sectors. The Subadvisor seeks to invest the Renaissance Advantage Portfolio’s assets in a portfolio of investments designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. To the extent that the Subadvisor’s expectations regarding developments in the U.S. energy sector, domestic energy production and the realization of lower energy and feedstock costs and the impact of such developments on Renaissance Companies and the economy generally are not realized, the Renaissance Advantage Portfolio may underperform securities markets generally and more broadly diversified funds.

MLP Structure Risk

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks

• MLP Tax Risk

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Portfolio or the MLPs or other natural resource sector companies in which the Portfolio invest. Any such changes could negatively impact the Portfolio's shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Portfolio's shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Portfolio invests and/or the energy sector generally.

A Portfolio’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit a Portfolio will derive from its investment in MLPs is largely dependent on the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by a Portfolio from it would be taxed under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Portfolio, likely causing a reduction in the value of the Portfolio's shares.

• U.S. Royalty Trust Tax Risks

U.S. Royalty Trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. Royalty Trust is required to take into account its share of all items of the U.S. Royalty Trust’s income, gain, loss, deduction and expense. It is possible that a Portfolio's share of taxable income from a U.S. Royalty Trust may exceed the cash actually distributed to it from the U.S. Royalty Trust in a given year. In such a case, the Portfolio will have less after-tax cash available for distribution to shareholders.

• Tax Law Changes Risk

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Portfolio or the companies in which the Portfolio invests. Any such changes could negatively impact the Portfolio’s shareholders. [Legislation could also negatively impact the amount and tax characterization of dividends received by the Portfolio’s shareholders.]

Small-Cap and Mid-Cap Stock Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

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More About Investment Strategies and Risks

MLP Equity Securities Risk

MLP common units and other equity securities can be affected by macro-economic political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (which in the case of MLPs or an Energy Trust, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Debt or Fixed-Income Securities Risk

Investors buy debt securities, also referred to as fixed-income securities, primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes, and debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a fund that holds debt securities with a shorter average maturity.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by an independent rating agency, such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.

Liquidity Risk

The Portfolio is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling these illiquid securities at an advantageous time or price. The Portfolio with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Common Stock Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services. Each Portfolio will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Portfolio. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Portfolio has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Stock Risk

Preferred stock in which a Portfolio may invest represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock

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More About Investment Strategies and Risks

may have mandatory sinking Portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Convertible Securities Risk

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Non-Diversification Risk

The Portfolio is a non-diversified, open-end management investment company registered under the 1940 Act. A non-diversified Portfolio may invest a greater portion of its assets in a more limited number of issuers than a diversified Portfolio. An investment in a non-diversified Portfolio may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Portfolio’s shares.

Additional Risks of Investing in the Portfolio

In addition to the principal risks of investing in the Portfolio may be subject to the following additional risk factors.

Portfolio Turnover Risk

Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Portfolio. The Portfolio’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Portfolio. Greater transaction costs may reduce a Portfolio’s performance. A higher portfolio turnover may indicate higher transaction costs (which are paid by the Portfolio).

Risks Associated with an Investment in Non-U.S. Companies

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Portfolio invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

Strategic Transactions Risks

The Portfolio may use Strategic Transactions, which involve the purchase and sale of derivative instruments. The Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Subadvisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may (i) result in losses greater than if they had not been used, (ii) require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, (iii) limit the amount of appreciation a Portfolio can realize on an investment or (iv) cause a Portfolio to hold a security that it might otherwise sell. In addition, amounts paid by a Portfolio as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Portfolio for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on

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More About Investment Strategies and Risks

a Portfolio or will not impair the ability of a Portfolio to implement certain Strategic Transactions or to achieve its investment objective. Although the Subadvisor seeks to use Strategic Transactions to further a Portfolio's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio's Statement of Additional Information under the heading “Strategic Transactions.”

Management Risk

The Portfolio's portfolio is subject to investment management risk because it is actively managed. The Subadvisor applies investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that they will produce the desired results.

Dependence on Key Personnel

The Portfolio is dependent upon the Subadvisor’s key personnel for its future success and upon the Subadvisor’s access to certain individuals and investments in the natural resources and energy sectors. In particular, the Portfolio will depend on the diligence, skill and network of business contacts of the personnel of the Subadvisor and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Portfolio's investments.

Conflicts of Interest of the Subadvisor

Conflicts of interest may arise because the Subadvisor and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other pooled investment vehicles in which the Portfolio will have no interest. The Subadvisor or its affiliates may have financial incentives to favor certain of such accounts over the Portfolio. Any of their proprietary accounts and other customer accounts may compete with the Portfolio for specific trades. Notwithstanding these potential conflicts of interest, the Board and officers of the Portfolio have a fiduciary obligation to act in the Portfolio's best interest.

Terrorism and Market Disruption Risk

Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of companies in which the Portfolio invest in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Recent Market and Economic Developments

Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets.

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, some recent fiscal periods have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, a return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs and other issuers in which the Portfolio invest to sustain their historical distribution levels, which in turn, may adversely affect the Portfolio. Volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio.

Additionally, the Federal Reserve has begun to reduce, with a view toward eventually eliminating, its bond-buying program known as “quantitative easing.” While such tapering is one indicator of the Federal Reserve’s views as to the strength of the U.S. economy, the anticipation of such tapering in the past has led to market volatility, and such anticipation, or actual additional tapering, in the future may lead to additional market volatility and rising interest rates.

Regulatory Risks

Legal and regulatory changes could occur that may adversely affect the Portfolio. The Dodd-Frank Act, which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Portfolio invest that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Portfolio invest may also be affected by the new legislation and regulation in ways that are currently unforeseeable. The effect of any future regulatory change on the Portfolio could be substantial and adverse.

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More About Investment Strategies and Risks

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Portfolio's use of derivatives, which could have an adverse impact on the Portfolio. The Subadvisor cannot predict the effects of these regulations on the Portfolio. The Subadvisor intends to monitor developments and seek to manage the Portfolio's portfolios in a manner consistent with achieving each Portfolio's investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Portfolio. Legislation or regulation may change the way in which the Portfolio are regulated. New York Life Investment Management LLC or the Subadvisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Portfolio's ability to achieve their respective investment objective.

Russian Securities

Investments in securities of Russian issuers may involve greater risks than those typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The imposition of, or threat of the imposition of, sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. In addition, sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. These events could have a negative effect on the performance of the Portfolio, and could interfere with the ability of the Portfolio to track the Underlying Index. The value of the Russian Ruble may be subject to a high degree of fluctuation. Moreover, the Portfolio may incur costs in connection with conversions between U.S. dollars and the Russian Ruble. The Portfolio could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Portfolio to dispose of its securities or to determine the value of its net assets.

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The Fund and its Management

WHO RUNS THE PORTFOLIO'S DAY-TO-DAY BUSINESS?

The Board of Trustees (“Board”) of MainStay VP Funds Trust (the "Fund") oversees the actions of the Manager, the Subadvisor and NYLIFE Distributors LLC (“NYLIFE Distributors”), the Fund’s principal underwriter, and decides on general policies governing the operations of the Portfolio. The Board also oversees the Portfolio's officers, who conduct and supervise the daily business of the Portfolio.

Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding shell series of the Fund, a newly organized Delaware statutory trust. Each of these Portfolios succeeded to the accounting and performance histories of its corresponding predecessor portfolio.

New York Life Investment Management LLC ("New York Life Investments" or "Manager") is located at 51 Madison Avenue, New York, New York 10010. In conformity with the Portfolio's stated policies, the Manager administers the Portfolio's business affairs. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2014, New York Life Investments and its affiliates managed approximately $537.9 billion in assets.

The Manager provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolio. The Manager has delegated its portfolio management responsibilities for the Portfolio to the Subadvisor and is responsible for supervising the Subadvisor in the execution of its responsibilities.

The Manager also pays the Portfolio's Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Portfolio), salaries and expenses of all personnel affiliated with the Portfolio, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolio, including the fees paid to the Subadvisor. Pursuant to a management agreement with the Fund on behalf of the Portfolio, the Manager is entitled to receive fees from the Portfolio, accrued daily and payable monthly.

Information regarding the basis of the Board's approval of the management and subadvisory agreements for the Portfolio will be available in the Portfolio next shareholder report.

The Manager is not responsible for records maintained by the Portfolio's Subadvisor or custodian except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolio. These services include calculating the daily NAV of the Portfolio, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from New York Life Investments' own resources which are not expected to exceed 0.35% (exclusive of 12b-1 fees) of the value of the Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

Service Class shares for the Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which the Portfolio pays NYLIFE Distributors, for services rendered under the 12b-1 Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying some types of sales charges.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolio on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolio will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

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The Fund and its Management

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolio, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity products that are allocated to the Portfolio.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has also agreed to the following contractual waivers:

MainStay VP Cushing Renaissance Advantage Portfolio: [TO BE UPDATED]

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Portfolio.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the independent members of the Board, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions, including that the Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information on the Order.

In addition, the Manager and the Fund have applied for a new exemptive order from the SEC (the “New Order”), which would replace the Order, to permit New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board, including a majority of the independent members of the Board, to hire or terminate, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors). As with the Order, the New Order would be subject to certain conditions, including that the Portfolio would notify shareholders and provide them with certain information required by the New Order within 90 days of hiring a new subadvisor. There can be no guarantee that the SEC will grant the New Order.

Shareholders of the Portfolio have approved the use of the Order and the New Order, if and when it is granted.

Under the supervision of the Manager, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Portfolio it oversees. For these services, the Subadvisor is paid a monthly fee by the Manager out of its management fee, and not by the Portfolio. See the SAI for a breakdown of fees.

The Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investments recommends Subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

The Subadvisor has discretion to purchase and sell securities for the assets of its Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisor is subject to general supervision by the Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

Cushing® Asset Management, LP ("Cushing Asset Management") is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing Asset Management was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of December 31, 2014, Cushing Asset Management managed approximately $4.6 billion in assets.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Portfolio’s portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolio is available in the SAI.

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The Fund and its Management

Jerry V. Swank

Mr. Swank has managed the MainStay VP Cushing Renaissance Advantage Portfolio since inception. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Managing Partner and Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of HIS Herold (“Herold”)). Prior to joining Herold, Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP Total Return Fund, The Cushing® Royalty & Income Fund, The Cushing® Renaissance Fund and The Cushing® MLP Infrastructure Fund.

Saket Kumar

Mr. Kumar has managed the MainStay VP Cushing Renaissance Advantage Portfolio since inception. Mr. Kumar is currently a Managing Director, Portfolio Manager and Senior Research Analyst at Cushing. He originally joined the firm in 2008 as a Senior Research Analyst and rejoined the firm after a one-year research analyst position with another investment management firm in 2012. Mr. Kumar received an MBA in finance and accounting from Southern Methodist University and a BS in marine engineering from Marine Engineering and Research Institute in India.

Matthew A. Lemme, CFA

Mr. Lemme has managed the MainStay VP Cushing Renaissance Advantage Portfolio since inception. Mr. Lemme joined Cushing in 2012 and is currently a Managing Director, Portfolio Manager and Senior Research Analyst. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banking research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme also holds the Chartered Financial Analyst® (“CFA®”) designation.

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Purchase and Redemption of Shares

Fair Valuation, Market Timing, Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans, and Portfolio Holdings Disclosure

Determining the Portfolio's Share Prices ("NAV") and the Valuation of Securities

Shares in the Portfolio are offered and are redeemed at a price equal to its NAV per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.

The Portfolio generally calculates the value of its investments (also known as its NAV) at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 pm Eastern time) every day the Exchange is open. The Portfolio does not calculate its NAV on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The value of these securities held in the Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification by the Board at its next scheduled quarterly meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) The Portfolio may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolio by Unaffiliated Insurance Companies and Retirement Plans

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolio are also offered as underlying investments of the Asset Allocation Portfolios.

The Fund has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolio to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in the Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

The Portfolio currently does not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolio may offer its shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or the Portfolio's Subadvisor might have to maintain more of the Portfolio's assets in cash or sell portfolio securities at

25

Purchase and Redemption of Shares

inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of the Portfolio's shares in order to protect long-term owners of the Fund. The Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolio are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual owners' transactions. The Fund's policy is that the Portfolio must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio to both monitor market timing within the Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolio that the Fund determines not to be in the best interest of the Portfolio. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolio, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolio's procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolio's Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolio's objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolio, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolio, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of the Portfolio's portfolio holdings will be made public on the MainStay website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

In addition, disclosure of the Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Portfolio's quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report to the SEC on Form N-Q.

26

Taxes, Dividends and Distributions

Taxes

The Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

27

Financial Highlights

The MainStay VP Cushing Renaissance Advantage Portfolio has not commenced operations as of the date of this Prospectus. Therefore, financial highlights are not yet available for this Portfolio.

28

Financial Highlights

29

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More information about the Portfolio is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolio. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolio's investments and include discussions of market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at mainstayinvestments.com/vpdocuments.

You can obtain information about the Portfolio (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Funds Trust

SEC File Number: 811-03833-01

MainStay VP Funds Trust

Initial and Service Class Shares

Statement of Additional Information

[May 1, 2015]

MainStay VP Balanced Portfolio	MainStay VP Income Builder Portfolio
MainStay VP Bond Portfolio	MainStay VP International Equity Portfolio
MainStay VP Cash Management Portfolio	MainStay VP Janus Balanced Portfolio
MainStay VP Common Stock Portfolio	MainStay VP Large Cap Growth Portfolio
MainStay VP Conservative Allocation Portfolio	MainStay VP Marketfield Portfolio
MainStay VP Convertible Portfolio	MainStay VP MFS® Utilities Portfolio
MainStay VP Cornerstone Growth Portfolio	MainStay VP Mid Cap Core Portfolio
MainStay VP Cushing® Renaissance Advantage Portfolio	MainStay VP Moderate Allocation Portfolio
MainStay VP Eagle Small Cap Growth Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Emerging Markets Equity Portfolio	MainStay VP PIMCO Real Return Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP S&P 500 Index Portfolio
MainStay VP Government Portfolio	MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Growth Allocation Portfolio	MainStay VP U.S. Small Cap Portfolio
MainStay VP High Yield Corporate Bond Portfolio	MainStay VP Unconstrained Bond Portfolio
MainStay VP ICAP Select Equity Portfolio	MainStay VP Van Eck Global Hard Assets Portfolio

Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2015 for Initial Class and Service Class shares of MainStay VP Funds Trust, as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by calling toll free 800-598-2019.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by MainStay VP Funds Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by MainStay VP Funds Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc. merged into a corresponding "shell" series of MainStay VP Funds Trust (the "Fund"). These reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Any such historical information provided for a Portfolio that was a series of MainStay VP Series Fund, Inc. that relates to periods prior to April 29, 2011, therefore, is that of a corresponding predecessor portfolio.

The financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2014, as presented in the 2014 Annual Reports to Shareholders and the Report to Shareholders thereon of [_________], an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by calling toll free 800-598-2019.

Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation (“NYLIAC”) products.

MAINSTAY VP FUNDS TRUST

MainStay VP Funds Trust (the "Fund") is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust on February 1, 2011, pursuant to a Declaration of Trust dated December 15, 2010. Prior to April 29, 2011, the Fund was known as MainStay VP Series Fund, Inc. Effective April 29, 2011, each Portfolio that was a series MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding "shell" series of the Fund. These reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, any such historical information provided for each portfolio of the Fund (a "Portfolio") is that of the corresponding predecessor portfolio, with the exception of the MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Emerging Markets Equity Portfolio, MainStay VP Janus Balanced Portfolio, MainStay VP MFS® Utilities Portfolio, MainStay VP PIMCO Real Return Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio (collectively, the “VP Substitution Portfolios”), MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP Marketfield Portfolio, which commenced operations after the reorganizations. The Fund assumed MainStay VP Series Fund, Inc.'s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (the "1940 Act"), on April 29, 2011.

Prior to August 22, 1996, MainStay VP Series Fund, Inc. was known as New York Life MFA Series Fund, Inc. Each Portfolio is diversified except for the MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Floating Rate Portfolio, MainStay VP PIMCO Real Return Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio, which are each classified as "non-diversified" portfolios as defined in the 1940 Act. However, due to the MainStay VP Floating Rate Portfolio’s principal investment strategy and investment process, it has historically operated as a "diversified" portfolio. Therefore, the MainStay VP Floating Rate Portfolio will not operate as a "non-diversified" Portfolio without first obtaining shareholder approval.

General

The Board of Trustees of the Fund may be referred to as the "Trustees," the "Board" or the "Board Members." The Portfolios are authorized to offer Initial Class shares and Service Class shares. Each Portfolio may offer one or both share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Portfolios and has entered into subadvisory agreements with the following subadvisors to manage the following Portfolios’ day-to-day operations:

Subadvisor	Portfolio Name
Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”)

MainStay VP Balanced Portfolio (equity portion)

MainStay VP Common Stock Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

Candriam Belgium	MainStay VP Emerging Markets Equity Portfolio
Cornerstone Capital Management LLC (“Cornerstone”)	MainStay VP Cornerstone Growth Portfolio
Cushing Asset Management, LP (“Cushing”)	MainStay VP Cushing® Renaissance Advantage Portfolio
Eagle Asset Management, Inc. (“Eagle”)	MainStay VP Eagle Small Cap Growth Portfolio
Epoch Investment Partners, Inc. ("Epoch")	MainStay VP Income Builder Portfolio (equity portion) MainStay VP U.S. Small Cap Portfolio
Institutional Capital LLC ("ICAP")	MainStay VP ICAP Select Equity Portfolio
Janus Capital Management LLC (“Janus”)	MainStay VP Janus Balanced Portfolio
MacKay Shields LLC ("MacKay Shields")

MainStay VP Convertible Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP Income Builder Portfolio (fixed-income portion)

MainStay VP Unconstrained Bond Portfolio

Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities Portfolio
Marketfield Asset Management LLC (“Marketfield”)	MainStay VP Marketfield Portfolio

Subadvisor	Portfolio Name
NYL Investors LLC (“NYL Investors”)	MainStay VP Balanced Portfolio (fixed-income portion) MainStay VP Bond Portfolio MainStay VP Cash Management Portfolio MainStay VP Floating Rate Portfolio
Pacific Investment Management Company LLC (“PIMCO”)	MainStay VP PIMCO Real Return Portfolio
T. Rowe Price Associates, Inc. (“T. Rowe”)	MainStay VP T. Rowe Price Equity Income Portfolio
Van Eck Associates Corporation (“Van Eck”)	MainStay VP Van Eck Global Hard Assets Portfolio
Winslow Capital Management LLC ("Winslow Capital")	MainStay VP Large Cap Growth Portfolio

Collectively, these agreements are referred to as the "Subadvisory Agreements." Candriam, Cornerstone Holdings, Cornerstone, Cushing Asset Management, Eagle, Epoch, ICAP, Janus, MacKay Shields, MFS, Marketfield, NYL Investors, PIMCO, T. Rowe, Van Eck and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Cornerstone Holdings, Cornerstone, ICAP, MacKay Shields and NYL Investors are affiliates of New York Life Investments.

Additional Information about Certain Portfolios

The Prospectus discusses the investment objectives, strategies, risks and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which certain Portfolios may invest, the investment policies and portfolio strategies that certain Portfolios may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see “Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds.”

THE FUND’S INVESTMENT POLICIES

The investment restrictions for each of the Portfolios as set forth below are fundamental policies of each Portfolio; i.e., they may not be changed with respect to a Portfolio without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectus and SAI, the Portfolios' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and SAI may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectus apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Portfolio that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation of the Portfolio's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value (“NAV”).

For purposes of applying each Portfolio's policies with respect to being a "diversified company" or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Portfolio's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Policies Applicable to the Portfolios

1. Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2. Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. Each Portfolio, except the VP Substitution Portfolios, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The VP Substitution Portfolios may not purchase physical commodities or contracts relating to physical commodities (unless acquired as a result of owning securities or other instruments), except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. Each Portfolio, except MainStay VP MFS® Utilities Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio, may not "concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay VP Cash Management Portfolio, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or with respect to the MainStay VP Cash Management Portfolio, Clause (iii)). MainStay VP MFS® Utilities Portfolio will invest at least 25% of its total assets in the utilities group of industries as defined in the Prospectus. In addition, MainStay VP Van Eck Global Hard Assets Portfolio will invest at least 25% of its total assets in "hard asset" industries as defined in the Prospectus.

MainStay VP Cushing Renaissance Advantage Portfolio may not “concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that MainStay VP Cushing Renaissance Advantage Portfolio will, in normal circumstances, invest more than 25% of its assets in the industry or group of industries that constitute the energy sector.

For the purposes of this fundamental investment restriction, each Portfolio may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to the financing activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. For each Portfolio, except for MainStay VP MFS® Utilities Portfolio, utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

8. Each Portfolio, except MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Floating Rate Portfolio, MainStay VP PIMCO Real Return Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Floating Rate Portfolio, MainStay VP PIMCO Real Return Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio shall each be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

When formed, the MainStay VP Floating Rate Portfolio was sub-classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to the Portfolio's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the MainStay VP Floating Rate Portfolio will not operate as a "non-diversified" portfolio without first obtaining shareholder approval.

NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to the fundamental investment policies described above, the Board has voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Portfolios. These represent the intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. With respect to investments in illiquid securities, a Portfolio will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities or if liquid securities have become illiquid.

The following non-fundamental investment restrictions apply:

1. The MainStay VP Bond Portfolio may not invest more than 25% of its total assets in (a) debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B- by S&P or B3 by Moody's, or (b) in convertible debt securities or preferred or convertible preferred stocks; and

2. The MainStay VP Government Portfolio may not invest in convertible securities or U.S. dollar-denominated or non-dollar denominated foreign debt securities or in foreign equity securities.

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of the Securities and Exchange Commission (“SEC”)’s Rule 35d-1 under the 1940 Act. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Portfolios, the Fund has adopted a policy to provide a Portfolio's shareholders with at least 60 days' prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described below. This requirement is applied at the time the Portfolio invests its assets. If, subsequent to an investment by the Portfolio, this requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The 80% policy for the MainStay VP PIMCO Real Return Portfolio and MainStay VP Cornerstone Growth Portfolio was not adopted pursuant to Rule 35d-1, is not fundamental, and is not subject to the 60 days' prior notice policy. The affected Portfolios and their corresponding 80% policies are as set forth in the table below:

PORTFOLIO	NON-FUNDAMENTAL INVESTMENT POLICY
MainStay VP Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in bonds.
MainStay VP Common Stock Portfolio	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay VP Convertible Portfolio	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay VP Eagle Small Cap Portfolio	To invest, under normal circumstances at least 80% of its assets in small capitalization companies.
MainStay VP Emerging Markets Equity Portfolio

To invest, under normal circumstances, at least 80% of its assets in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries.

MainStay VP Floating Rate Portfolio	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
MainStay VP Government Portfolio	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay VP High Yield Corporate Bond Portfolio	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay VP ICAP Select Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in common stocks and other equity securities.
MainStay VP International Equity Portfolio	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay VP Large Cap Growth Portfolio	To invest, under normal circumstances, at least 80% of its assets in large capitalization companies.
MainStay VP MFS Utilities® Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of issuers in the utilities group of industries.
MainStay VP Mid Cap Core Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.
MainStay VP S&P 500 Index Portfolio	To invest, under normal circumstances, at least 80% of its assets in stocks connoted by the S&P 500® Index.
MainStay VP T. Rowe Price Equity Income Portfolio	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay VP U.S. Small Cap Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies.
MainStay VP Unconstrained Bond Portfolio	To invest, under normal conditions, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
MainStay VP Van Eck Global Hard Assets Portfolio	To invest, under normal circumstances, at least 80% of its assets in securities of "hard asset" companies and instruments that derive their value from "hard assets."

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE PORTFOLIOS AND UNDERLYING PORTFOLIOS/FUNDS

Subject to the limitations set forth herein and in the Prospectus, the Manager or Subadvisors may, in their discretion, at any time, employ any of the following practices, techniques or instruments for the Portfolios or the Underlying Portfolios/Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolios but, to the extent employed, could from time to time have a material impact on the Portfolios' performance.

Unless otherwise indicated above, the Portfolios, excluding the MainStay VP Asset Allocation Portfolios, may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Appropriate investments for the MainStay VP Asset Allocation Portfolios are also noted. Unless otherwise stated in the Prospectus, investment techniques are discretionary which means that the Manager or Subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Portfolios that may engage in such practices or techniques.

None of the Portfolios alone constitutes a complete investment program.

The loss of money is a risk of investing in the Portfolios. None of the Portfolios, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Portfolio (except the MainStay VP Cash Management Portfolio which seeks to maintain a stable NAV of $1.00 per share) will fluctuate based on the value of the securities held by each Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed-income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Portfolios' investments.

In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolios' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios' portfolio holdings. The Portfolios have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.

Liquidation of Portfolios

The Board may determine to close and liquidate a Portfolio at any time. In the event of the liquidation of a Portfolio, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Portfolio.

Cyber Security

With the increasing use of the Internet and technology in connection with the Portfolios’ operations, the Portfolios are susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Portfolios’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Portfolios’ systems. A cyber security breach may cause disruptions and impact the Portfolios’ business operations, which could potentially result in financial losses, inability to determine a Portfolio’s NAV, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Portfolios and their shareholders could be negatively impacted as a result. In addition, because the Portfolios work closely with third-party service providers (e.g., custodians and unaffiliated sub-advisers), indirect cyber security breaches at such third-party service providers may subject Portfolio shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which a Portfolio invests may similarly negatively impact Portfolio shareholders. While the Portfolios have established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Portfolios do not control the cyber security systems of issuers or third-party service providers.

Arbitrage

A Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to a Portfolio’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to the Portfolio’s restriction on investments in illiquid securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See "Cash Equivalents" for more information.

Borrowing

Each Portfolio, including the MainStay VP Asset Allocation Portfolios, may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Portfolio's NAV per share of any changes in the market value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The Securities and Exchange Commission (“SEC”) takes the position that other transactions that have a leveraging effect on the capital structure of a Portfolio or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Portfolio for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against the box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Portfolio's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Portfolio may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds

A Portfolio may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations

The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or Subadvisor, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or if not rated by an NRSRO, if the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the Prospectus or this SAI, each Portfolio (except the VP Substitution Portfolios) may invest up to 5% of its total assets (3% of total assets for the MainStay VP Cash Management Portfolio) in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Portfolio’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Commercial paper represents short-term (generally, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

See "Cash Equivalents" for more information.

Convertible Securities

A Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Portfolio may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the NAV of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed-income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that a Portfolio purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Portfolio when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Derivative Instruments – General Discussion

The Portfolios may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Portfolio may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Portfolio and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Portfolio’s other portfolio investments.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1. Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective.

2. Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios.

5. Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

A Portfolio's ability to enter into certain swap transactions may be limited by tax considerations. Regulatory changes could adversely affect a Portfolio by limiting its trading activities in futures and increasing Portfolio expenses. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules, which limit a Portfolio’s ability to use futures and swaps in reliance on certain past CFTC exemptions. If a Portfolio cannot execute its investment strategies within such limits, the Manager will be required to register with the CFTC as a “commodity pool operator” with respect to that Portfolio. As a result of such registration, the disclosure and operations of that Portfolio will need to comply with all applicable regulations governing commodity pools, which will increase the Portfolio’s regulatory compliance costs.

The Fund has filed notices to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) for the Portfolios offered in this SAI and, therefore, is not subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. The Manager is not deemed to be a CPO with respect to its service as investment adviser to these Portfolios.

For certain Portfolios operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, is not currently subject to registration or regulation as a CPO with regard to these Portfolios under the CEA. When the temporary exemption expires, to the extent these Portfolios are not otherwise eligible for exemption from CFTC regulation, these Portfolios may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Portfolio may be required to bear the expense of the registration. Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board. See “How Portfolio Securities Are Valued” below. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Effective Maturity

Certain Portfolios may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Value Stocks. A Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio’s portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

Eurocurrency Instruments

A Portfolio may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked.

Exchange Traded Funds

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost-effective. The MainStay VP Marketfield Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Portfolio to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Portfolio’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, the Portfolio may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. (See also "Investment Companies.")

A Portfolio may invest its net assets in ETFs that invest in securities similar to those in which the Portfolio may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

A Portfolio may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the NYSE MKT and traded in the secondary market.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

The MainStay VP Marketfield Portfolio intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Portfolio may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or the Subadvisor believes that it is in the Portfolio’s best interest to do so. The Portfolio’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Portfolio in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

The MainStay VP Marketfield Portfolio will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which the Portfolio invests ceases to be a registered investment company, the Portfolio will generally try to dispose of the securities of the ETF, but is under no obligation to do so. Furthermore, in connection with its investment in ETF shares, the Portfolio incurs various costs. The Portfolio may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, the Portfolio will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which the Portfolio invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Portfolio may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Firm or Standby Commitments — Obligations with Puts Attached

A Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' commitments to purchase securities on a firm commitment basis. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Portfolios may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager or Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Portfolio intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor will a Portfolio assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Portfolio makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Portfolios may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates; a Portfolio will participate in any declines in interest rates as well. To be an eligible investment for the MainStay VP Cash Management Portfolio, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7.

Certain Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in such securities.

Foreign Currency Transactions (Forward Contracts)

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's foreign currency transactions. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A Portfolio also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Portfolio may suffer a loss.

When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Portfolio's forward contracts. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, a Portfolio will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Portfolio's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Portfolio's asset segregation requirements will vary accordingly. The Portfolios reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

The Portfolios cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Portfolio's exposure to a foreign currency and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Portfolio or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities

A Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Portfolio's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Portfolio might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Portfolios depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Portfolios' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Portfolio may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Portfolio may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the MainStay VP Cash Management Portfolio is restricted to purchasing U.S. dollar-denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Portfolio may define "foreign securities" differently but, unless otherwise defined, foreign securities are generally those securities issued by companies organized outside the U.S. and, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by the Manager or Subadvisors. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Certain Portfolios may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Funds of Funds

The "MainStay VP Asset Allocation Portfolios," consisting of the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and MainStay VP Growth Allocation Portfolio, are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of the Fund, MainStay Funds Trust and The MainStay Funds (the "MainStay Group of Funds"). The series in which the MainStay VP Asset Allocation Portfolios invest may be referred to in this SAI as the "Underlying Portfolios/Funds." The Underlying Portfolios/Funds currently are advised by New York Life Investments and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay VP Asset Allocation Portfolios. The MainStay VP Asset Allocation Portfolios do not currently invest in Underlying Portfolios/Funds that are not "affiliates" of or within the same "group of investment companies" as the Portfolios, but reserve the right to do so without prior notice to shareholders. The Underlying Portfolios in which the MainStay VP Asset Allocation Portfolios may invest, as set forth in the Portfolios' Prospectus, are described in this SAI. The Subadvisor may change the Underlying Portfolios/Funds from time to time without prior approval from shareholders.

By investing in the Underlying Portfolios/Funds, the MainStay VP Asset Allocation Portfolios may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds," depending upon how their assets are allocated among the Underlying Portfolios/Funds. The MainStay VP Asset Allocation Portfolios may also have an indirect investment interest in other securities and instruments utilized by the Underlying Portfolios/Funds. These securities and instruments are described in the Underlying Portfolios/Funds' current Prospectuses and SAI, which for the affiliated Underlying Portfolios/Funds are available upon request, free of charge, by calling us toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

The MainStay VP Asset Allocation Portfolios, in addition to investing primarily in Underlying Portfolios/Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, exchange traded funds, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Portfolios/Funds, although the MainStay VP Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios/Funds that are not described below.

The Underlying Portfolios/Funds may engage in investment practices, or invest in instruments to the extent permitted in the Prospectus and SAI through which they are offered. Unless otherwise stated in the applicable Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Portfolio/Fund may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on that Portfolio's performance. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

Futures Transactions

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. See "Derivative Instruments -- General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Portfolios also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Portfolio's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Portfolio may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Portfolio's portfolio of securities or portion of a portfolio, perfect correlation between that Portfolio's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Portfolio may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolios may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Portfolio may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of a Portfolio's portfolio.

A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, a Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Portfolio's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Portfolio. If the option is exercised, a Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Portfolio (except the VP Substitution Portfolios) may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Portfolio's net assets.

When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio. When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's portfolio might decline. If this were to occur, a Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as a Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Portfolio, the Portfolio may not be entitled to the return of all the margin owed to the Portfolio, potentially resulting in a loss.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Asset Securities

Hard asset securities include equity securities of "hard asset companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Portfolio's investment in hybrids, these risks may cause significant fluctuations in the Portfolio's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities

A Portfolio may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Portfolio's net assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the MainStay VP Cash Management Portfolio) to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which it is valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will generally be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

Indexed Securities and Structured Notes

Structured notes and index options are investments whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes).

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Initial Public Offerings ("IPOs")

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Portfolio's relevant Subadvisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Portfolio's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Portfolio's performance if the Portfolio's asset base is small. Consequently, IPOs may constitute a significant portion of a Portfolio's returns particularly when the Portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Portfolio's assets as it increases in size and therefore have a more limited effect on the Portfolio's performance.

There can be no assurance that IPOs will continue to be available for a Portfolio to purchase. The number or quality of IPOs available for purchase by a Portfolio may vary, decrease or entirely disappear. In some cases, a Portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.

Investment Companies

A Portfolio, including the MainStay VP Asset Allocation Portfolios, may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Portfolio from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company; and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. These restrictions do not apply to the MainStay VP Asset Allocation Portfolios, and may not apply to certain investments in money market funds. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Portfolio (except the MainStay VP Asset Allocation Portfolios) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. For purposes of determining compliance with a Portfolio’s policy on concentrating its investments in any one industry, the Portfolios generally do not look through investments in underlying investment companies for purposes of applying its concentration limitation, unless the underlying investment company itself has a policy to concentrate in a particular industry. In that case, the particular industry in which the underlying investment company invests in would be counted for purposes of calculating the Portfolio's concentration limitation.

Lending of Portfolio Securities

A Portfolio may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Portfolios, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Portfolios' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. A Portfolio also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Portfolio could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Portfolio.

While securities are on loan, each Portfolio is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Portfolios from certain provisions of the 1940 Act, the Portfolios, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Portfolios.

Loan Participation Interests

A Portfolio may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Portfolio also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's NAV than if that value were based on available market quotations and could result in significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Portfolio. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Portfolio may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Portfolio may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Portfolio will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment.

If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Portfolio through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Portfolio through the amortization of the purchase price discount. A Portfolio may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair a Portfolio’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager or the Subadvisor must determine that the investment is suitable for each Portfolio based on the Manager's or the Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or the Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Portfolios may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Portfolio) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Portfolios enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Portfolio with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions"

which may include, but are not limited to, the Portfolios' unfunded loan commitments. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Each Portfolio records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships ("MLPs")

Master limited partnerships (“MLPs”) are formed as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Portfolios may invest in different classes of common units that may have different voting, trading, and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Portfolios may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

Money Market Investments

The MainStay VP Cash Management Portfolio may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, the imposition of economic sanctions, and the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio. All of the assets of the Portfolio generally will be invested in obligations that mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

The MainStay VP Cash Management Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's holdings may not exceed 60 days. The dollar-weighted average life to maturity of the Portfolio's holdings may not exceed 120 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Portfolio invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager or Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Portfolio's Board. In the event that an instrument acquired by the MainStay VP Cash Management Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the MainStay VP Cash Management Portfolio, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Portfolio (the "Valuation Committee") that the MainStay VP Cash Management Portfolio take such action as it determines is in the best interest of the MainStay VP Cash Management Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager or Subadvisor and such other information as it deems appropriate, shall cause the MainStay VP Cash Management Portfolio to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the MainStay VP Cash Management Portfolio and the reasons for such actions.

With respect to 3% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second highest ratings category for short-term debt obligations. The MainStay VP Cash Management Portfolio may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second highest ratings category for short-term debt obligations. The MainStay VP Cash Management Portfolio will only invest in securities that are in the second highest ratings category for short-term debt obligations that have a remaining maturity of 45 days or less.

The MainStay VP Cash Management Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities (other than U.S. government securities or securities subject to certain guarantee obligations) of any one issuer that are in the highest rating category ("First Tier"), except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three (3) business days after the purchase of First Tier securities of any one issuer.

The MainStay VP Cash Management Portfolio may not acquire any illiquid security if, immediately after the acquisition, the Portfolio would have invested more than 5% of its total assets in illiquid securities. In addition, the Portfolio may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. "Daily liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) securities that will mature (as determined without reference to any interest rate readjustments) or are subject to a demand feature that is exercisable and payable within one business day; or (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. "Weekly liquid assets" includes: (i) cash; (ii) direct obligations of the U.S. government; (iii) government securities issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without provisions for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five (5) business days; or (v) amounts receivable and due unconditionally within five (5) business days or pending sales of portfolio securities.

The MainStay VP Cash Management Portfolio may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, tend to lower the yield on the Portfolio's shares. The MainStay VP Cash Management Portfolio may also, consistent with the provisions of Rule 2a-7, invest in securities with a remaining maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Portfolio may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Portfolios, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Portfolio will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Portfolio's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Portfolio will limit its investments in these and other illiquid instruments subject to a Portfolio's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Portfolios may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Portfolio is invested is placed on credit watch or downgraded, the value of the security may decline and the Portfolio may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Portfolios. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Portfolio investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Portfolio, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Portfolios may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Portfolio may experience further declines after they are purchased by such Portfolio.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Portfolio, and could adversely affect the yields on the mortgage-related securities owned by the Portfolios and could have the effect of reducing returns to the Portfolios that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Portfolios is unknown.

Mortgage Pass-Through Securities. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency)

residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio may purchase mortgage-related securities or any other assets that, in the opinion of the Portfolio's Manager or Subadvisor, are illiquid, subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Portfolios' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolios) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Portfolio may decline in response to such developments.

Other Asset-Backed Securities. The Portfolios' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Portfolio's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities

A Portfolio may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Portfolio.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA") to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs, and are designed to finance certain types of projects in distressed geographic areas. Regulators recently finalized rules which implement Section 619 and Section 1941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly referred to as the Volcker Rule” and the Credit Risk Retention Rules). Both rules apply to tender option bond programs and may require certain such programs to be restructured. The effects of these rules are uncertain and there can be no assurance that appropriate restructuring of existing programs will be possible or that the creation of new programs will continue. As a consequence, the municipal securities market may experience reduced demand or liquidity and increased financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. In order to meet such reduction, subsidy payments to issuers through September 30, 2013 will be reduced 8.7%, unless Congress otherwise acts. In addition to BABs, a Portfolio may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Portfolio's municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Portfolio's limitation on investments in illiquid securities. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Portfolio's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Portfolios will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The TRA limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Portfolios intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

Options

A Portfolio may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Portfolio may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments -- General Discussion" for more information. Options used by the Portfolios may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. A Portfolio may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Portfolio may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, a Portfolio will continue to receive interest or dividend income on the security. The put options purchased by a Portfolio may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security that the Portfolio has the right to purchase. In the case of a purchased call option, a Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. A Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Portfolio may also purchase call options on securities the Portfolio intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle a Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Portfolio may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains the difference in liquid assets.

A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio. When a security is to be sold from a Portfolio's portfolio, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Portfolio may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if a Portfolio maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains the difference in liquid assets.

The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Portfolio is able to enter into a closing purchase transaction, a Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Portfolio may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Portfolio may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Portfolio's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Portfolio may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Portfolio may engage in a strategy known as "married puts." This strategy is most typically used when a Portfolio owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Portfolio may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Portfolio will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Portfolio in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Portfolio. The writer of the put option may require that a Portfolio write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Portfolio would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Portfolio may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Portfolio.

A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Portfolio may purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Portfolio.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts ("REITS")

A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Portfolio will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Regulatory Matters

As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Portfolio’s potential economic exposure under the transaction. The Portfolios will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Portfolios for investment purposes. If a large portion of a Portfolio’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Portfolio is permitted to segregate cash and/or liquid securities in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Portfolios will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Portfolios were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Portfolios may write. Option positions of all investment companies advised by the Manager or Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements

A Portfolio may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Portfolio will limit its investment in repurchase agreements maturing in more than seven days subject to a Portfolio's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Portfolios, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

See "Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(a)(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Portfolio may invest in Rule 144A securities and in 4(a)(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or Subadvisor pursuant to guidelines approved by the Board Members.

Reverse Repurchase Agreements

A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the Prospectus and this SAI, the MainStay VP Marketfield Portfolio, MainStay VP Unconstrained Bond Portfolio and the VP Substitution Portfolios may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each of the remaining Portfolios may only enter into short sales if they are "against the box," and such transactions will be limited to no more than 25% of a Portfolio's total assets. Certain of the Underlying Portfolios/Funds in which the Mainstay VP Asset Allocation Portfolios invest may be permitted to enter into short sales that are not "against the box."

In a short sale transaction, a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Portfolio borrows the security and delivers it to a buyer. To close out the short sale, the Portfolio purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Portfolio closes out a short sale may be more or less than the price at which the Portfolio sold the security to enter into the short sale. Until the Portfolio replaces the security, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date when the Portfolio enters into the sale and the date when the Portfolio closes out the short position. The Portfolio will realize a gain if the security declines in price between those dates. Until a Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that a Portfolio will be able to close out a short position at any particular time or at an acceptable price. During the time that a Portfolio is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Portfolio is unable to borrow the same security from another lender. If that occurs, the Portfolio may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Portfolio could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Portfolio is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Portfolio enters into a short sale of a security that the Portfolio owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Portfolio has open short sales were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales.

If a Portfolio effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Portfolio may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Portfolio's investment holdings.

Each Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Portfolio's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Portfolios.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, or uncleared swaps in the near future, which could change this comparison. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Portfolio to incur increased expenses to access the same types of swaps

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Portfolio takes a long position, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Portfolio may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Portfolio on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Portfolio on the notional amount. In other cases, when a Portfolio takes a short position, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular stock (or group of stocks) short, less the dividend expense that the Portfolio would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Portfolio may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Portfolios' current obligations (or are otherwise covered as permitted by applicable law), the Portfolios and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Portfolio may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Portfolios' general limitations on investing in swap agreements, certain Portfolios may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Portfolio as referenced debt obligations. A Portfolio may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Portfolio's limitations on illiquid investments. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, a Portfolio would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Portfolio would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that a Portfolio's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Portfolio may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above.

Swaptions. A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swaptions.

Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Portfolio may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay VP International Equity Portfolio may hold foreign cash and cash equivalents.

Also, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced ("TBA") Purchase Commitments

TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, a Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. A Portfolio will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and a Portfolio will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Portfolio's commitments. On delivery for such transactions, a Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Portfolio to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Portfolio because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See "Cash Equivalents" for more information.

Warrants

To the extent that a Portfolio invests in equity securities, the Portfolios may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

When-Issued Securities

Each Portfolio may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Portfolios' intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolio's commitments to purchase securities on a when-issued basis. The value of a Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds

The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

MANAGEMENT OF THE FUND

Board of Trustees and Officers

The Board oversees the Fund, as well as MainStay Funds Trust, The MainStay Funds, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, the Manager and the Subadvisors, and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE*	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim** 9/24/60	Indefinite; Trustee since September 2008

Vice Chairman (since January 2014), Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group - New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management LLC (since 2012), Private Advisors, L.L.C. (since 2010); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)

83

MainStay Funds Trust: Trustee since 2008*** (38 funds);

The MainStay Funds: Trustee since 2008 (12 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; and

Private Advisors Alternative Strategies Fund: Trustee since 2011.

*  Includes service as a Director or Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

**  This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

*** Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

Independent Board Members

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE*	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; Trustee since 2007	President, Strategic Management Advisors LLC (since 1990)	83

MainStay Funds Trust: Trustee since 1990** (38 funds);

The MainStay Funds: Trustee since 2007 (12 funds); MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).

Alan R. Latshaw 3/27/51	Indefinite; Trustee and Audit Committee Financial Expert since 2007	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007** (38 funds);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Master Fund Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE*	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Peter Meenan 12/5/41	Indefinite; Chairman since 2013 and Trustee since 2007	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson-United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002**(38 funds);

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; and

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	Indefinite; Trustee since 2006	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	83

MainStay Funds Trust: Trustee since 2007**(38 funds);

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; and

Private Advisors Alternative Strategies Fund: Trustee since 2011.

Richard S. Trutanic 2/13/52	Indefinite; Trustee since 2007	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83

MainStay Funds Trust: Trustee since 2007**(38 funds);

The MainStay Funds: Trustee since 1994 (12 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011; and

Private Advisors Alternative Strategies Fund: Trustee since 2011.

Roman L. Weil 5/22/40	Indefinite; Trustee since 1994 and Audit Committee Financial Expert since 2003	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, University of California – San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	83

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007** (38 funds);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; and

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

John A. Weisser 10/22/41	Indefinite; Trustee since 1997	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay Funds Trust: Trustee since 2007**(38 funds);

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

*  Includes service as a Director or Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

**   Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Board Member of the Portfolios in light of the Portfolios' business and structure. The disclosure below regarding the Board Members is not intended to state or imply that any Board

Member has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Board Member, either as compared to the other Board Members of the Portfolios or to board members of other mutual funds generally.

Ms. Kerley. Ms. Kerley has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Contracts Committee of each registrant since 2013. She previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Kim. Mr. Kim has been a Board Member since 2008. As President and Chief Executive Officer of the Manager, Mr. Kim is ultimately responsible for the management of the Portfolios’ day-to-day operations. In addition to his role with the Manager, Mr. Kim also serves as an Executive Vice President and Chief Investment Officer of New York Life Insurance Company (“New York Life”) and is a member of New York Life’s Executive Management Committee. Mr. Kim has more than 15 years’ experience in the investment management field, including experience managing investments in essentially every type of security in which the Portfolios may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”). Immediately prior to joining the Manager, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

Mr. Latshaw. Mr. Latshaw has served as a Board Member and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan. Mr. Meenan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman of the Board since 2013, and as Chairman of the Contracts Committee for all of the MainStay Funds from 2007 to 2012. He has over 40 years of experience in the mutual fund industry, including experience in senior legal and senior executive business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Trutanic. Mr. Trutanic has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee since its inception in 2012, and previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weil. Mr. Weil has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently a Visiting Professor at University of California – San Diego. He has served as the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business, a Program Fellow at Stanford Law School, and as a Visiting Professor at New York University Stern School of Business and Southern Methodist University. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC’s Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB’s Accounting Standards Advisory Council. He serves on the Standing Advisory Group of the PCAOB. He co-founded and co-directs the Directors’ Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil served on the Education Committee of the IDC and also has served on its Governance Committee.

Mr. Weisser. Mr. Weisser has served as a Board Member of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Funds Trust for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of taxable fixed income securities, including many of the types of securities in which the Portfolios may invest.

Board Structure and Leadership

The Board oversees the business and affairs of the Portfolios, including oversight of key service providers to the Portfolios, including the Manager and Subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Board Members, seven of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Fund ("Independent Board Members") in accordance with rules adopted by the SEC.

The Board has elected an Independent Board Member to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Board Members, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Portfolios and their operations.

As discussed further below, the Board has established various Committees through which the Board Members focus on matters relating to particular aspects of the Portfolios' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Board Members periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Board Members believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Portfolios because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Portfolios. In addition, the Committees support and promote the Independent Board Members in their oversight of all aspects of the Portfolios' operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Portfolios and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Portfolios. The Audit Committee also meets regularly with the Portfolios' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Portfolios to report to the Board and the Committees on a variety of risk areas relating to the Portfolios, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Portfolios' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Portfolios' operations. In addition, the Board has engaged counsel to the Independent Board Members and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Portfolios' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Portfolios and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Portfolios' compliance program. In order to maintain a robust risk management and compliance program for the Portfolios, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Portfolios' compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Portfolios' service providers to the extent that those policies and procedures relate to the operations of the Portfolios. In addition to the meetings with various parties to oversee the risk management of the Portfolios, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Portfolios' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Board Members)*

NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Stephen P. Fisher 2/22/59	President since 2007

Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009), and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer since 2014

Director and Associate General counsel (2011 to present) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC, Assistant Secretary, MainStay Funds Trust and The MainStay Funds (2010 to 2014), Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer since 2010

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) MainStay Funds Trust and The MainStay Funds (since 2010); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration since 2005

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust and The MainStay Funds (since 2005)

*  The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Trust Company, NYLIM Service Company LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

**  Includes service as an Officer of the Fund's predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

Board Members

The Board oversees the Fund, the Manager and the Subadvisors. The committees of the Board include the Alternative and Closed-End Funds Oversight Committee, the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Portfolios also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

[TO BE UPDATED BY AMENDMENT]

Alternative and Closed-End Funds Oversight Committee. The purpose of the Alternative and Closed-End Funds Oversight Committee, which meets on an as needed basis, is to assist the Board and other Committees of the Board and of the Portfolios in overseeing any Portfolios that invest significantly in alternative investments or present unique or complex issues, as determined by the Board from time to time (“Alternative Funds”), and any closed-end funds in the MainStay Fund Complex (“Closed-End Funds”). As a general matter, the Committee has primary responsibility to assist the Board in overseeing, and to make recommendations to the Board regarding, the operations of the Alternative Funds and the Closed-End Funds that are specific to those Funds. The Committee also supports the other Committees of the Board and of the Portfolios with respect to their oversight of certain other aspects of the operations of the Alternative and Closed-End Funds, as assigned to the Committee by the Board from time to time. The members of the Alternative and Closed-End Funds Oversight Committee include Richard S. Trutanic (Chair), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Roman L. Weil and John A. Weisser, Jr. The Committee held [__] meetings during the fiscal year ended December 31, 2014.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Portfolios' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the

Audit Committee include Alan R. Latshaw (Chairman), Roman L. Weil and John A. Weisser, Jr. The Audit Committee held [__] meetings during the fiscal year ended December 31, 2014.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Portfolios are, or are proposed to be, parties and to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Portfolios. The members of the Contracts Committee include Susan B. Kerley (Chairman), Peter Meenan, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held [__] meetings during the fiscal year ended December 31, 2014.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held [__] meetings during the fiscal year ended December 31, 2014.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Nominating and Governance Committee held [__] meetings during the fiscal year ended December 31, 2014.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund's Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Portfolio shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating and Governance Committee and the Fund's Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Fund. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Fund, their investment adviser and investment subadvisors, and other service providers to the Fund. The Risk and Compliance Oversight Committee also oversees the implementation of the Fund's proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Fund's investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Portfolios that are required to be reasonably designed to ensure compliance by the Portfolios and their primary service providers with applicable federal securities laws. The Portfolios’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Portfolios are or may be exposed. The Chief Risk Officer of the Manager to the Fund shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: Roman L. Weil

(Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Risk and Compliance Oversight Committee held [__] meeting during the fiscal year ended December 31, 2014.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Kevin M. Bopp, Christopher Feind, J. Kevin Gao, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae S. Yoon. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held [__] meetings during the fiscal year ended December 31, 2014.

Valuation Subcommittee. The purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp, Thomas M. Cole, Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Jae S. Yoon. The Valuation Subcommittee held [__] meetings during the fiscal year ended December 31, 2014.

Ownership of Securities

As of December 31, 2014, the dollar range of equity securities owned by each Board Member in the Fund (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Fund was as follows:

[TO BE UPDATED BY AMENDMENT]

Interested Board Member

INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	[___]	[______]

1  This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC, NYLIFE Distributors LLC and/or NYL Investors LLC.

[TO BE UPDATED BY AMENDMENT]

Independent Board Members

INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley Alan R. Latshaw Peter Meenan Richard H. Nolan, Jr. Richard S. Trutanic Roman L. Weil John A. Weisser	[___] [___] [___] [___] [___] [___] [___]	[______] [______] [______] [______] [______] [______] [______]

As of December 31, 2014, each Independent Board Member who is not an "interested person" of the Fund, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

Compensation

The following Compensation Table reflects the compensation received by certain Board Members for the fiscal year ended December 31, 2014, from the Fund and the Fund Complex. The Fund Complex consists of the Fund, as well as MainStay Funds Trust, The MainStay Funds, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund, affiliated registrants not discussed in this SAI. Effective January 1, 2014, the Independent Board Members receive from the Fund Complex, either directly or indirectly, an annual retainer of $170,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Board Member attends a regular in-person meeting telephonically, and $7,500 per day if a Board Member attends an in-person Board meeting that is not regularly scheduled telephonically. Board Members also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $80,000 and the Chairmen of the Alternative and Closed-End Funds Oversight, Audit, Investment, Contracts, Nominating and Governance and Risk and Compliance Oversight Committees each receive an annual fee of $20,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2014. Each Portfolio/Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

[TO BE UPDATED BY AMENDMENT]

Compensation Table for the Independent Board Members

INDEPENDENT BOARD MEMBERS	AGGREGATE COMPENSATION FROM THE FUND*		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM COMPANY AND FUND COMPLEX PAID TO BOARD MEMBER*
Susan B. Kerley	$	[___]	[None]	[None]	$ [___]
Alan R. Latshaw		[___]	[None]	[None]	[___]
Peter Meenan		[___]	[None]	[None]	[___]
Richard H. Nolan, Jr.		[___]	[None]	[None]	[___]
Richard S. Trutanic		[___]	[None]	[None]	[___]
Roman L. Weil		[___]	[None]	[None]	[___]
John A. Weisser		[___]	[None]	[None]	[___]

* Includes compensation paid by Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund.

[As of January 31, 2015, the Trustees and Officers of the Fund as a group owned less than 1% of the outstanding shares of any class of common stock of the Portfolios of the Fund.]

Codes of Ethics

The Fund, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

The Manager and the Subadvisors

New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. Effective May 1, 2012, these advisory services are provided pursuant to an Amended and Restated Management Agreement ("Management Agreement") with regard to all Portfolios. As described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for the Portfolios to the Subadvisors. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

Prior to May 1, 2008, each Portfolio, then in existence, other than the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Floating Rate, MainStay VP Growth Allocation, MainStay VP Mid Cap Core, MainStay VP Moderate Allocation and MainStay VP Moderate Growth Allocation Portfolios, received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 2008, the fees that were charged by New York Life Investments to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following Portfolios also approved an increase in the amount of compensation paid to New York Life Investments for advisory and administrative services combined:

MainStay VP Bond, MainStay VP Common Stock, MainStay VP Convertible, MainStay VP Cornerstone Growth, MainStay VP High Yield Corporate Bond, MainStay VP Income Builder, MainStay VP International Equity and MainStay VP Large Cap Growth Portfolios. The current management fees for each Portfolio are disclosed in the Prospectus.

The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Independent Board Members.

The Manager has authorized any of its Board Members, officers and employees who have been elected or appointed as Board Members of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

Other than as imposed by law, the Management Agreement provides that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Board Members, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Portfolio.

Conditions to exemptive relief include: (i) the Fund would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Fund would be required to provide an information statement to shareholders of a Portfolio containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Board Member or officer of the Portfolio would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Portfolio may rely on the Order, the operation of that Portfolio pursuant to the Order must be approved by a majority of the Portfolio's outstanding voting securities; and (vii) at all times, a majority of the Board will not be "interested persons" of the Fund within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons." The VP Substitution Portfolios may not rely on this Order without first obtaining shareholder approval.

The Subadvisors, subject to the supervision of the Board Members of the Fund and the Manager, and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and except for MainStay VP ICAP Select Equity Portfolio, the loan of securities.

The Subadvisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Board Members who are not "interested persons" of the Fund, the Manager or any Subadvisor (as the term is defined in the 1940 Act).

As compensation for services, the Manager, not the Portfolios, pays the Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Portfolio's average daily net assets during the preceding month, at the following annual rates:

[TO BE UPDATED BY AMENDMENT]

PORTFOLIO NAME	ANNUAL RATE
MainStay VP Balanced Portfolio	0.350%[1]
MainStay VP Common Stock Portfolio	0.275%[2]
MainStay VP Convertible Portfolio	0.300%[3]
MainStay VP Cornerstone Growth Portfolio	0.350%[4]
MainStay VP Cushing Renaissance Advantage Portfolio	[___]%
MainStay VP Eagle Small Cap Growth Portfolio	0.450%[5]
MainStay VP Emerging Markets Equity Portfolio	0.550%[6]
MainStay VP Government Portfolio	0.250%[7]
MainStay VP High Yield Corporate Bond Portfolio	0.285%[8]
MainStay VP ICAP Select Equity Portfolio	0.400%[9]
MainStay VP Income Builder Portfolio	0.285%[10]
MainStay VP International Equity Portfolio	0.445%[11]
MainStay VP Janus Balanced Portfolio	0.270%[12]
MainStay VP Large Cap Growth Portfolio	0.400%[13]
MainStay VP Marketfield Portfolio	0.700%
MainStay VP MFS® Utilities Portfolio	0.350%[14]
MainStay VP Mid Cap Core Portfolio	0.425%[15]
MainStay VP PIMCO Real Return Portfolio	0.250%
MainStay VP S&P 500 Index Portfolio	0.1250%[16]
MainStay VP T. Rowe Price Equity Income Portfolio	0.500%[17]
MainStay VP U.S. Small Cap Portfolio	0.400%[18]
MainStay VP Unconstrained Bond Portfolio	0.300%[19]
MainStay VP Van Eck Global Hard Assets Portfolio	0.500%[20]

1 0.350% on assets up to $1 billion; 0.325% on assets from $1 billion to $2 billion; and 0.30% on assets above $2 billion.

2 0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion.

3 0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion.

4 0.350% on assets up to $500 million; 0.3375% on assets from $500 million to $1 billion; and 0.325% on assets over $1 billion.

5 0.450% on assets up to $100 million; and 0.400% on assets over $100 million.

6 0.55% on assets up to $1 billion; and 0.45% on assets over $1 billion.

7 0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion.

8 0.285% on assets up to $1 billion; 0.275% on assets from $1 billion to $5 billion; and 0.2625% on assets over $5 billion.

9 0.400% on assets up to $250 million; 0.375% on assets from $250 million to $1 billion; and 0.370% on assets over $1 billion.

10 For MacKay Shields: 0.285% on allocated assets up to $1 billion; and 0.275% on allocated assets over $1 billion. For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch. For reference, the current management fee schedule is 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.

11 0.445% on assets up to $500 million; and 0.425% on assets over $500 million.

12 0.270% on assets up to $250 million; and 0.250% on assets over $250 million.

13 0.400% on assets up to $100 million; 0.35% on assets from $100 million to $350 million; 0.30% on assets from $350 million to $600 million; 0.25% on assets from $600 million to $1 billion; 0.20% on assets from $1 billion to $2.5 billion; 0.24% on assets from $2.5 billion to $5 billion; and 0.25% on assets over $5 billion. Based on the average daily net assets of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, a series of The MainStay Funds.

14 0.350 % on assets up to $1 billion; 0.325% on assets from $1 billion to $1.5 billion; and 0.300% on assets over $1.5 billion.

15 0.425% on assets up to $1 billion; and 0.400% on assets over $1 billion.

16 0.1250% on assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.1000% on assets over $3 billion.

17 0.50% on assets up to $50 million; 0.450% on assets from $50 million; When assets exceed $100 million: 0.40% on all assets; When assets exceed $200 million: 0.35% on all assets; When assets exceed $500 million: 0.325% on assets up to $500 million; and 0.30% on assets over $500 million; When assets exceed $1 billion: 0.30% on all assets.

18 0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion.

19 0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets over $1 billion.

20 0.500% on assets up to $50 million; and 0.475% on assets over $50 million.

MainStay VP Cushing Renaissance Advantage Portfolio has not commenced operations as of the date of this SAI, therefore no information is provided in the following tables.

For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, the amount of management fees paid by the Portfolios (except for the MainStay VP Asset Allocation Portfolios, which pay no management fees) to the Manager and its affiliates, the amount of any Management fees waived and/or reimbursed by New York Life Investments, and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following tables.

[TO BE UPDATED BY AMENDMENT]

YEAR ENDED 12/31/2014
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Balanced Portfolio	$ [____]	$ [____]	$ [____]	$ [____]
MainStay VP Bond Portfolio	[____]	[____]	[____]	[____]
MainStay VP Cash Management Portfolio	[____]	[____]	[____]	[____]
MainStay VP Common Stock Portfolio	[____]	[____]	[____]	[____]
MainStay VP Convertible Portfolio	[____]	[____]	[____]	[____]
MainStay VP Cornerstone Growth Portfolio	[____]	[____]	[____]	[____]
MainStay VP Eagle Small Cap Growth Portfolio	[____]	[____]	[____]	[____]
MainStay VP Emerging Markets Portfolio[1]	[____]	[____]	[____]	[____]
MainStay VP Floating Rate Portfolio	[____]	[____]	[____]	[____]
MainStay VP Government Portfolio	[____]	[____]	[____]	[____]
MainStay VP High Yield Corporate Bond Portfolio	[____]	[____]	[____]	[____]
MainStay VP ICAP Select Equity Portfolio	[____]	[____]	[____]	[____]
MainStay VP Income Builder Portfolio[2]	[____]	[____]	[____]	[____]
MainStay VP International Equity Portfolio	[____]	[____]	[____]	[____]
MainStay VP Janus Balanced Portfolio	[____]	[____]	[____]	[____]
MainStay VP Large Cap Growth Portfolio	[____]	[____]	[____]	[____]
MainStay VP Marketfield Portfolio[3]	[____]	[____]	[____]	[____]
MainStay VP MFS® Utilities Portfolio	[____]	[____]	[____]	[____]
MainStay VP Mid Cap Core Portfolio	[____]	[____]	[____]	[____]
MainStay VP PIMCO Real Return Portfolio	[____]	[____]	[____]	[____]
MainStay VP S&P 500 Index Portfolio	[____]	[____]	[____]	[____]
MainStay VP T. Rowe Price Equity Income Portfolio	[____]	[____]	[____]	[____]
MainStay VP U.S. Small Cap Portfolio	[____]	[____]	[____]	[____]

YEAR ENDED 12/31/2014
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Unconstrained Bond Portfolio	[____]	[____]	[____]	[____]
MainStay VP Van Eck Global Hard Assets Portfolio	[____]	[____]	[____]	[____]

1 Formerly known as MainStay VP DFA / DuPont Capital Emerging Markets Portfolio. Effective January 13, 2015, Cornerstone Capital Management and Candriam Belgium became Subadvisors to the Portfolio. The total subadvisory fee paid the MainStay VP DFA / DuPont Capital Emerging Markets Portfolio include $[___] paid to DFA and $[___] paid to DuPont Capital for the period ended December 31, 2014.

2 The total subadvisory fee paid during this period for the MainStay VP Income Builder Portfolio include $[___] paid to Epoch and $[___] paid to MacKay Shields for the period ended December 31, 2014.

	YEAR ENDED 12/31/2013
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Balanced Portfolio	$ 1,770,495	$ 35,901	$ 554,866	$ 11,602
MainStay VP Bond Portfolio	5,099,684	0	0	0
MainStay VP Cash Management Portfolio	3,058,958	2,318,351	0	0
MainStay VP Common Stock Portfolio	3,264,053	0	1,631,962	0
MainStay VP Convertible Portfolio	3,097,660	0	1,548,812	0
MainStay VP Cornerstone Growth Portfolio	3,392,000	0	1,756,328	0
MainStay VP DFA / DuPont Capital Emerging Markets Portfolio[1]	5,015,381	0	2,671,260	0
MainStay VP Eagle Small Cap Growth Portfolio	3,226,283	0	1,643,169	0
MainStay VP Floating Rate Portfolio	4,716,166	0	0	0
MainStay VP Government Portfolio	1,640,035	0	820,013	0
MainStay VP High Yield Corporate Bond Portfolio	14,983,819	0	7,492,041	0
MainStay VP ICAP Select Equity Portfolio	9,177,419	0	4,588,507	0
MainStay VP Income Builder Portfolio[2]	2,151,677	0	1,075,813	0
MainStay VP International Equity Portfolio	4,297,641	0	2,148,687	0
MainStay VP Janus Balanced Portfolio	5,097,225	75,419	2,366,861	0
MainStay VP Large Cap Growth Portfolio	5,071,559	25,102	2,163,550	0
MainStay VP Marketfield Portfolio[3]	1,699,338	0	849,666	0
MainStay VP MFS® Utilities Portfolio	7,452,250	14,064	3,561,321	0
MainStay VP Mid Cap Core Portfolio	5,670,179	213,462	2,750,118	106,731
MainStay VP PIMCO Real Return Portfolio	2,237,842	188,960	1,118,921	0
MainStay VP S&P 500 Index Portfolio	2,972,900	173,495	1,399,637	86,741
MainStay VP T. Rowe Price Equity Income Portfolio	5,693,123	359,229	2,280,282	0
MainStay VP U.S. Small Cap Portfolio	2,523,895	0	1,261,908	0
MainStay VP Unconstrained Bond Portfolio	1,894,144	0	947,097	0
MainStay VP Van Eck Global Hard Assets Portfolio	5,257,390	0	2,818,315	0

1 The total subadvisory fee paid for the MainStay VP DFA / DuPont Capital Emerging Markets Portfolio include $565,658 paid to DFA and $2,105,601 paid to DuPont Capital for the period ended December 31, 2013.

2 The total subadvisory fee paid for the MainStay VP Income Builder Portfolio include $523,709 paid to Epoch and $552,105 paid to MacKay Shields for the period ended December 31, 2013.

3 For the period May 1, 2013 (commencement of operations) through year ended December 31, 2013.

	YEAR ENDED 12/31/2012
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Balanced Portfolio	$ 1,398,849	$ 93,256	$ 430,319	$ 28,688
MainStay VP Bond Portfolio	4,811,330	0	0	0
MainStay VP Cash Management Portfolio	3,221,644	2,129,590	0	0
MainStay VP Common Stock Portfolio	2,892,626	0	1,446,359	0
MainStay VP Convertible Portfolio	2,951,473	0	1,475,748	0
MainStay VP Cornerstone Growth Portfolio	2,641,397	0	1,320,748	0
MainStay VP DFA / DuPont Capital Emerging Markets Portfolio[1,2]	4,083,345	0	2,180,743	0

	YEAR ENDED 12/31/2012
PORTFOLIO	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Eagle Small Cap Growth Portfolio[1]	2,159,801	0	1,110,041	0
MainStay VP Floating Rate Portfolio	3,989,983	0	0	0
MainStay VP Government Portfolio	1,843,291	0	921,643	0
MainStay VP High Yield Corporate Bond Portfolio	12,548,538	0	6,274,198	0
MainStay VP ICAP Select Equity Portfolio	8,295,271	0	4,147,790	0
MainStay VP Income Builder Portfolio[3]	1,676,007	0	838,027	0
MainStay VP International Equity Portfolio	4,002,180	0	2,001,134	0
MainStay VP Janus Balanced Portfolio[1]	3,934,110	92,904	1,831,713	0
MainStay VP Large Cap Growth Portfolio	4,492,875	18,830	1,830,543	0
MainStay VP MFS® Utilities Portfolio[1]	5,092,923	0	2,441,840	0
MainStay VP Mid Cap Core Portfolio	4,675,525	0	2,337,818	0
MainStay VP PIMCO Real Return Portfolio[1]	1,721,953	224,297	860,975	0
MainStay VP S&P 500 Index Portfolio	2,938,668	489,968	1,469,388	244,993
MainStay VP T. Rowe Price Equity Income Portfolio[1]	3,541,711	221,855	1,489,443	0
MainStay VP U.S. Small Cap Portfolio	2,071,285	0	1,035,681	0
MainStay VP Unconstrained Bond Portfolio	1,492,430	0	746,200	0
MainStay VP Van Eck Global Hard Assets Portfolio[1]	4,907,728	0	2,630,242	0

1 For the period February 17, 2012 (commencement of operations) through year ended December 31, 2012.

2 The total subadvisory fee paid for the MainStay VP DFA / DuPont Capital Emerging Markets Portfolio include $456,477 paid to DFA and $1,724,296 paid to DuPont Capital for the period ended December 31, 2012.

3 The total subadvisory fee paid for the MainStay VP Income Builder Portfolio include $399,007 paid to Epoch and $439,020 paid to MacKay Shields for the period ended December 31, 2012.

Administrative Services

The Manager provides administrative services to each of the Portfolios. These services are provided to the Portfolios pursuant to the Management Agreement referenced above.

The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

1. the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Subadvisors; and

2. all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

Pursuant to an agreement with New York Life Investments, State Street, One Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by New York Life Investments.

The Distributor

NYLIFE Distributors LLC, an affiliate of New York Life Investments is a limited liability corporation organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated April 29, 2011, as amended. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares of the Portfolios was initially approved by the Board, including a majority of the Independent Board Members, at an in-person meeting held on April 5, 2011, as amended.

Distribution and Service Plan

For each of the Portfolios offering Service Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class shares pays a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class shares as compensation for distribution activities and shareholder services with respect to Service Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker/dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class shares and their transactions with the Service Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class shares of the cost of preparing, printing and distributing Service Class Prospectuses and SAIs to prospective Policy Owners and of implementing and operating the Plan.

Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class shares and may cost a Service Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. If the 12b-1 Plan for Service Class shares of a Portfolio is terminated, the Service Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Service Class shares of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Service Class of a Portfolio (as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively, the Portfolios paid distribution and service fees pursuant to the 12b-1 Plan as follows:

[TO BE UPDATED BY AMENDMENT]

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
MainStay VP Balanced Portfolio	$ [___]	$ 590,209	$ 441,526
MainStay VP Bond Portfolio	[___]	1,025,528	1,017,698
MainStay VP Common Stock Portfolio	[___]	185,282	148,998
MainStay VP Conservative Allocation Portfolio	[___]	1,915,461	1,514,103
MainStay VP Convertible Portfolio	[___]	913,370	806,185
MainStay VP Cornerstone Growth Portfolio	[___]	144,654	129,795
MainStay VP Eagle Small Cap Growth Portfolio[1]	[___]	130,364	104,112
MainStay VP Emerging Markets Equity Portfolio[1,2]	[___]	584,393	537,967
MainStay VP Floating Rate Portfolio	[___]	1,253,479	1,051,556
MainStay VP Government Portfolio	[___]	563,717	609,227
MainStay VP Growth Allocation Portfolio	[___]	689,867	562,115
MainStay VP High Yield Corporate Bond Portfolio	[___]	4,982,847	3,872,008
MainStay VP ICAP Select Equity Portfolio	[___]	1,367,685	1,182,726
MainStay VP Income Builder Portfolio	[___]	378,339	201,341
MainStay VP International Equity Portfolio	[___]	733,183	683,919
MainStay VP Janus Balanced Portfolio[1]	[___]	1,121,755	758,499
MainStay VP Large Cap Growth Portfolio	[___]	678,636	541,944
MainStay VP Marketfield Portfolio[3]	[___]	166,759	N/A
MainStay VP MFS® Utilities Portfolio[1]	[___]	2,390,740	1,644,937
MainStay VP Mid Cap Core Portfolio	[___]	876,701	702,698
MainStay VP Moderate Allocation Portfolio	[___]	2,387,786	1,887,568
MainStay VP Moderate Growth Allocation Portfolio	[___]	3,420,370	2,439,473
MainStay VP PIMCO Real Return Portfolio[1]	[___]	1,091,136	839,254
MainStay VP S&P 500 Index Portfolio	[___]	735,766	608,340
MainStay VP T. Rowe Price Equity Income Portfolio[1]	[___]	697,500	521,254
MainStay VP U.S. Small Cap Portfolio	[___]	392,969	302,980
MainStay VP Unconstrained Bond Portfolio[4]	[___]	530,278	203,192

1 The VP Substitution Portfolios commenced operations on February 17, 2012. The amounts shown are for the period since inception.

2 Formerly known as MainStay VP DFA / DuPont Capital Emerging Markets Portfolio. Effective January 13, 2015, the Portfolio’s name was changed to MainStay VP Emerging Markets Equity Portfolio.

3 MainStay VP Marketfield Portfolio commenced operations on May 1, 2013. The amount shown is for the period since inception.

4 MainStay VP Unconstrained Bond Portfolio commenced operations on April 29, 2011. The amounts shown are for the period since inception.

For the year ended December 31, 2014, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

[TO BE UPDATED BY AMENDMENT]

Service Class Expense Categories For The Year Ended December 31, 2014

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Balanced Portfolio	$ [___]	$ [___]	$ [___]	$ [___]	$ [___]	$ [___]	$ [___]
MainStay VP Bond Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Common Stock Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Conservative Allocation Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Convertible Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Cornerstone Growth Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Eagle Small Cap Growth Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Emerging Markets Equity Portfolio[2]	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Floating Rate Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Government Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Growth Allocation Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP High Yield Corporate Bond Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP ICAP Select Equity Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Income Builder Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP International Equity Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Janus Balanced Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Large Cap Growth Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Marketfield Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP MFS® Utilities Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Mid Cap Core Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Moderate Allocation Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Moderate Growth Allocation Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP PIMCO Real Return Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP S&P 500 Index Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP T. Rowe Price Equity Income Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP U.S. Small Cap Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]
MainStay VP Unconstrained Bond Portfolio	[___]	[___]	[___]	[___]	[___]	[___]	[___]

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

2 Formerly known as MainStay VP DFA / DuPont Capital Emerging Markets Portfolio. Effective January 13, 2015, the Portfolio’s name was changed to MainStay VP Emerging Markets Equity Portfolio.

For the year ended December 31, 2013, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

Service Class Expense Categories For The Year Ended December 31, 2013

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Balanced Portfolio	$ 184,271	$ 5,398	$ 235,512	$ 717,991	$ 5,992	$ 354,120	$ 1,503,285
MainStay VP Bond Portfolio	320,187	9,380	409,222	1,247,569	10,412	615,314	2,612,084
MainStay VP Common Stock Portfolio	57,847	1,695	73,932	225,393	1,881	111,166	471,914
MainStay VP Conservative Allocation Portfolio	598,035	17,519	764,332	2,330,169	19,447	1,149,263	4,878,766
MainStay VP Convertible Portfolio	285,167	8,354	364,465	1,111,119	9,273	548,016	2,326,395
MainStay VP Cornerstone Growth Portfolio	45,162	1,323	57,721	175,970	1,469	86,790	368,435
MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	182,471	5,345	233,211	710,975	5,934	350,660	1,488,595
MainStay VP Eagle Small Cap Growth Portfolio	40,701	1,192	52,019	158,586	1,324	78,216	332,037
MainStay VP Floating Rate Portfolio	391,369	11,465	500,198	1,524,921	12,727	752,107	3,192,787
MainStay VP Government Portfolio	176,001	5,156	224,943	685,768	5,723	338,228	1,435,819
MainStay VP Growth Allocation Portfolio	215,385	6,310	275,277	839,219	7,004	413,912	1,757,106
MainStay VP High Yield Corporate Bond Portfolio	1,555,739	45,575	1,988,347	6,061,743	50,591	2,989,715	12,691,709
MainStay VP ICAP Select Equity Portfolio	427,004	12,509	545,742	1,663,767	13,886	820,587	3,483,495
MainStay VP Income Builder Portfolio	118,124	3,460	150,971	460,256	3,841	227,003	963,657
MainStay VP International Equity Portfolio	228,903	6,706	292,555	891,894	7,444	439,891	1,867,394
MainStay VP Janus Balanced Portfolio	350,226	10,260	447,615	1,364,614	11,389	673,042	2,857,145
MainStay VP Large Cap Growth Portfolio	211,875	6,207	270,792	825,544	6,890	407,167	1,728,475

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Marketfield Portfolio[2]	52,066	1,525	66,545	202,870	1,693	100,058	424,758
MainStay VP MFS® Utilities Portfolio	746,440	21,867	954,005	2,908,411	24,273	1,434,459	6,089,455
MainStay VP Mid Cap Core Portfolio	273,717	8,018	349,830	1,066,504	8,901	526,011	2,232,981
MainStay VP Moderate Allocation Portfolio	745,499	21,839	952,802	2,904,744	24,243	1,432,650	6,081,776
MainStay VP Moderate Growth Allocation Portfolio	1,067,880	31,283	1,364,828	4,160,860	34,726	2,052,179	8,711,756
MainStay VP PIMCO Real Return Portfolio	340,669	9,980	435,399	1,327,373	11,078	654,674	2,779,173
MainStay VP S&P 500 Index Portfolio	229,711	6,729	293,587	895,040	7,470	441,443	1,873,980
MainStay VP T. Rowe Price Equity Income Portfolio	217,765	6,379	278,320	848,495	7,081	418,486	1,776,527
MainStay VP U.S. Small Cap Portfolio	122,690	3,594	156,807	478,047	3,990	235,778	1,000,905
MainStay VP Unconstrained Bond Portfolio	165,563	4,850	211,602	645,097	5,384	318,169	1,350,665

3 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

4 MainStay VP Marketfield Portfolio commenced operations on May 1, 2013. The amount shown is for the period since inception.

For the year ended December 31, 2012, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each Portfolio:

Service Class Expense Categories For The Year Ended December 31, 2012

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
MainStay VP Balanced Portfolio	$ 192,458	$ 4,688	$ 188,519	$ 539,866	$ 5,597	$ 291,171	$ 1,222,298
MainStay VP Bond Portfolio	443,594	10,805	434,516	1,244,331	12,901	671,116	2,817,262
MainStay VP Common Stock Portfolio	64,948	1,582	63,619	182,187	1,889	98,260	412,485
MainStay VP Conservative Allocation Portfolio	659,975	16,075	646,470	1,851,305	19,194	998,481	4,191,501
MainStay VP Convertible Portfolio	351,406	8,559	344,216	985,735	10,220	531,645	2,231,781
MainStay VP Cornerstone Growth Portfolio	56,578	1,378	55,420	158,707	1,645	85,597	359,325
MainStay VP DFA / DuPont Capital Emerging Markets Portfolio[2]	234,493	5,712	229,694	657,778	6,820	354,766	1,489,262
MainStay VP Eagle Small Cap Growth Portfolio[2]	45,832	1,105	44,454	127,303	1,320	68,659	288,223
MainStay VP Floating Rate Portfolio	458,349	11,164	448,970	1,285,721	13,330	693,440	2,910,973
MainStay VP Government Portfolio	265,551	6,468	260,117	744,901	7,723	401,755	1,686,516
MainStay VP Growth Allocation Portfolio	245,027	5,968	240,013	687,327	7,126	370,703	1,556,163
MainStay VP High Yield Corporate Bond Portfolio	1,687,722	41,108	1,653,187	4,734,254	49,084	2,553,368	10,718,723
MainStay VP ICAP Select Equity Portfolio	515,620	12,559	505,069	1,446,372	14,996	780,085	3,274,700
MainStay VP Income Builder Portfolio	87,764	2,138	85,968	246,187	2,552	132,778	557,387
MainStay VP International Equity Portfolio	298,116	7,261	292,015	836,248	8,670	451,022	1,893,332
MainStay VP Janus Balanced Portfolio[2]	330,651	8,054	323,885	927,514	9,616	500,244	2,099,964
MainStay VP Large Cap Growth Portfolio	236,232	5,754	231,398	662,658	6,870	357,397	1,500,310
MainStay VP MFS Utilities Portfolio[2]	717,010	17,464	702,338	2,011,294	20,853	1,084,770	4,553,728
MainStay VP Mid Cap Core Portfolio	306,303	7,461	300,035	859,215	8,908	463,408	1,945,330
MainStay VP Moderate Allocation Portfolio	822,778	20,040	805,941	2,307,984	23,929	1,244,786	5,225,459
MainStay VP Moderate Growth Allocation Portfolio	1,063,351	25,900	1,041,592	2,982,820	30,925	1,608,752	6,753,340
MainStay VP PIMCO Real Return Portfolio[2]	365,957	8,914	358,469	1,026,552	10,643	553,659	2,324,194
MainStay VP S&P 500 Index Portfolio	265,175	6,459	259,749	743,847	7,712	401,186	1,684,128
MainStay VP T. Rowe Price Equity Income	227,213	5,534	222,563	637,358	6,608	343,752	1,443,028

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO THE PORTFOLIO
Portfolio[2]
MainStay VP U.S. Small Cap Portfolio	132,070	3,217	129,367	370,471	3,841	199,809	838,775
MainStay VP Unconstrained Bond Portfolio	88,563	2,157	86,751	248,430	2,576	133,988	562,466

1 "Other" includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies in force. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

2 The VP Substitution Portfolios commenced operations on February 17, 2012. The amounts shown are for the period since inception.

Expenses Borne by the Fund

Except for the expenses to be paid by the Manager as described in the Prospectus, the Fund, on behalf of each Portfolio, is responsible under its Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Portfolio in connection with the management of the investment of the assets of a Portfolio; (2) the fees and expenses of Board Members who are not affiliated with the Manager or the Subadvisors; (3) certain fees and expenses of the Fund's custodian; (4) the charges and expenses of the Fund's legal counsel (including an allocable portion of the cost of maintaining an internal legal department (provided pursuant to separate legal services agreement) and compliance department) and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member; (7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; (13) costs associated with the pricing of the Portfolios' shares; and (14) the cost of fidelity bond and D&O insurance.

In addition, each Portfolio reimburses the Manager for a portion of the Portfolios’ CCO’s compensation.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Portfolios that proxies received by the Portfolios are voted in the best interests of the Portfolios' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Portfolios that delegate all responsibility for voting proxies received relating to the Portfolios' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Portfolios are voted in the best interests of the Portfolios and their shareholders. Where the Portfolios have retained the services of a Subadvisor to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Portfolios' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Portfolios may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Portfolios' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Portfolios' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Portfolio shareholders, under its usual policy; or (3) forward the proxies to the Portfolios' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Portfolios also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the

Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. ("ISS"), the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Portfolios and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Portfolios' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the MainStay VP Asset Allocation Portfolios.

Guidelines Examples

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to the Subadvisor unless specified otherwise for a particular Subadvisor.

• Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

• Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

• Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

• Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, the Manager/Subadvisor will also support shareholder "say on pay" proposals.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Portfolios where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay VP Balanced, MainStay VP Bond, MainStay VP Common Stock, MainStay VP Cornerstone Growth, MainStay VP Emerging Markets Equity (portion), MainStay VP Floating Rate, MainStay VP International Equity, MainStay VP Mid Cap Core and MainStay VP S&P 500 Index Portfolios

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, Cornerstone, Cornerstone Holdings or NYL Investors, as applicable (the “Subadvisors” in this section only). A summary of their proxy voting policies and procedures is provided below.

The Subadvisors have adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to the Subadvisors, all proxies are voted in the best interest of such clients without regard to the interests of the Subadvisors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist the Subadvisors in researching and voting proxies, the Subadvisors utilize the research and implementation services of a third-party proxy service provider, ISS. The Subadvisors have also utilized ISS in adopting guidelines with respect to voting certain frequently recurring proxy issues. The Subadvisors' Proxy Voting Committee is responsible for general oversight of the Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to the Subadvisors, they vote them in accordance with the standard voting guidelines unless the Subadvisors agree with the client to apply modified guidelines. ISS researches each proxy issue and provides a recommendation to the Subadvisors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. The Subadvisors have procedures in place to review each such override request for potential material conflicts of interest between clients and the Subadvisors and their affiliates. The Subadvisors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay VP Cushing Renaissance Advantage Portfolio

Cushing Asset Management, LP

Below is a summary of Cushing Asset Management’s proxy voting policies and procedures with respect to the MainStay VP Cushing Renaissance Advantage Portfolio. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. The Manager has delegated proxy-voting authority to the Funds' Subadvisor. A summary of its proxy voting policies and procedures is provided below.

Purpose. The Subadvisor follows this proxy voting policy (the “Policy”) to ensure that proxies the Subadvisor votes, on behalf of each client, are voted to further the best interest of that client. The Policy establishes a mechanism to address any conflicts of interests between the Subadvisor and the client. Further, the Policy establishes how clients may obtain information on how the proxies have been voted.

Determination of Vote. The Subadvisor determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Subadvisor votes in a manner that the Subadvisor believes reasonably furthers the best interests of the client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Subadvisor will cast votes for these matters on a case-by-case basis. The Subadvisor will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest. If a proxy vote creates a material conflict between the interests of the Subadvisor and a client, the Subadvisor will resolve the conflict before voting the proxies. The Subadvisor will either disclose the conflict to the client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Subadvisor’s determination of the client’s best interest and was not the product of the conflict.

Records. The Subadvisor maintains records of (i) all proxy statements and materials the Subadvisor receives on behalf of clients; (ii) all proxy votes that are made on behalf of the clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from clients regarding voting history; and (v) all responses (written and oral) to clients’ requests. Such records are available to the clients (and owners of a client that is an investment vehicle) upon request.

Questions and Requests. This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Subadvisor.

MainStay VP Emerging Markets Equity Portfolio (portion)

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Candriam. A summary of Candriam’s proxy voting policies and procedures is provided below.

To assist Candriam in researching and voting proxies, Candriam utilizes the research and implementation services of ISS, the world’s leading provider of corporate governance solutions. ISS provides Proxy Voting recommendations based on its own proxy voting policy or on proprietary proxy voting policy, the latter being the case for Candriam.

In the vast majority of cases, Candriam’s policy is similar to or consistent with ISS' "Benchmark Voting Policy.” There are some specific proxy proposals on which Candriam deviates from ISS’ Benchmark Voting Policy for some markets e.g. the level of independence of the Board or the possibility for non-executives to receive equity grants.

Candriam's proprietary proxy voting policy is defined by Candriam's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam’s own interests or the interests of its affiliates. Candriam's proxy voting policy is based on four principles:

• One share, one vote;

• The equal treatment of shareholders;

• The accountability of the Board; and

• The transparency and integrity of financial statements.

Candriam’s Proxy Voting Committee defines and adjusts Candriam’s proxy voting policy and reviews the votes cast at general meetings. Once a year, Candriam heads a meeting with ISS to assess the results of the proxy voting season. During this meeting ISS also explains to Candriam any changes to their Benchmark Voting Policy. Those elements are then discussed by Candriam’s Proxy Voting Committee and if needed, can lead to some changes in Candriam’s proxy voting policy. The subsequent policy is communicated to ISS before the new proxy voting season starts.

ISS notifies Candriam in cases of uncertainties the vote to cast following Candriam’s voting policy. Following this notification, the individuals in charge of Proxy Voting at Candriam cast votes in accordance with Candriam’s policy. However, they have the possibility to diverge from the policy when it is deemed necessary. In this case, the reasoning arguments leading to the decision is explained in writing and discussed by the Proxy Voting Committee.

Should a conflict of interest arise, the Proxy Voting Committee determines the appropriate action. Candriam could abstain from casting a vote or strictly follow ISS’s recommendation. Candriam defines a conflict of interest as a situation whereby the management company (or one of its staff) has an interest of a material, professional, commercial or financial nature that clashes with the interest of one or more clients.

The method selected by Candriam to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duties to its clients.

MainStay VP Eagle Small Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Eagle. A summary of Eagle's proxy voting policies and procedures is provided below.

Eagle has adopted written proxy voting policies and procedures (as used in this section, "Proxy Guidelines") that outline how Eagle generally votes proxies on securities held by the Portfolio. Eagle is permitted to vote a proxy based on the best interest of the Portfolio if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Eagle, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the Portfolio and its shareholders.

The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors. Non-routine proposals would be those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by Eagle depending on whether and how they are addressed in the Proxy Guidelines.

MainStay VP Income Builder (equity portion) and MainStay VP U.S. Small Cap Portfolios

The Manager has delegated proxy voting authority to the Portfolios' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Portfolio and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Portfolio shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of the underlying securities held in client accounts. Each vote cast by Epoch on behalf of the Portfolio is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files. Additionally, Epoch's CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – are being voted consistently with Epoch's fiduciary duties.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

MainStay VP Janus Balanced Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Janus Capital. Janus Capital's proxy voting policies and procedures as of February 2014 is provided below.

Janus Capital Management LLC, Janus Capital Singapore Pte. Limited, Perkins Investment Management LLC

Proxy Voting Procedures

February 2014

The following represents the Proxy Voting Procedures (“Procedures”) for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting. Janus Capital Singapore Pte. Limited (“Janus Singapore”), and Perkins Investment Management LLC (“Perkins”) have each adopted the Procedures.

General Policy. Janus seeks to vote proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of a Vice President of Investment Accounting, a representative from Compliance, and one or more portfolio management representatives (or their respective designees) who provide input on behalf of the portfolio management team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In formulating proxy voting recommendations, the Committee analyzes proxy proposals from the Proxy Voting Service from the prior year, and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Committee establishes its recommendations and revises the Guidelines, they are distributed to Janus’ portfolio managers1

1 All references to portfolio managers include assistant portfolio managers.

for review and implementation. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Securities Operations Group. The Securities Operations Group is responsible for administering the proxy voting process as set forth in these procedures, the Guidelines, and as applicable, the Taft-Hartley Guidelines The Proxy Administrator in the Securities Operations Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, and as applicable, the Taft-Hartley Guidelines, and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. He or she may also request to review all vote recommendations prior to the meeting cut-off date, or may choose to review only those votes to be cast against management. Notwithstanding the above, with respect to clients who have instructed Janus to vote proxies in accordance with the Taft-Hartley Guidelines, the Proxy Voting Service will process all proxy votes in strict accordance with the Taft-Hartley Guidelines. In all cases, the portfolio managers receive a monthly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. In such cases, the Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. On a quarterly basis, the Committee reviews records of votes that were cast inconsistently with the Guidelines and the related rationale for such votes. Additionally, and in instances where a portfolio manager has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists. Similarly, the Taft-Hartley Guidelines are pre-determined, so application of the Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In the unusual circumstance that the Proxy Voting Service seeks direction on any matter, the matter shall be handled in accordance with the Procedures for Proxy Issues Outside the Guidelines set forth above, and reviewed by the Committee.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account.

On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website at www.janus.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at http://www.sec.gov. A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Janus Capital Management LLC

Janus Capital Singapore Pte. Limited

Perkins Investment Management LLC

Janus Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below. Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”). Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator. The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

• attend less than 75% of the board and committee meetings without a valid excuse;

• ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;

• are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);

• fail to provide appropriate oversight of company's risk management practices (as determined by the proxy voting service);

• are non-independent directors and sit on the audit, compensation or nominating committees;

• are non-independent directors and the board does not have an audit, compensation, or nominating committees;

• are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

• are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

• serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);

• are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service); or adopt a long-term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service).

3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

9. Janus will generally vote with management regarding proposals to declassify a board.

10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

• provide for re-pricing of underwater options;

• provide for automatic replenishment (“evergreen”) or reload options;

• create an inconsistent relationship between long term share performance and compensation increases; and/or

• are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14. Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15. Janus will generally vote in favor of proposals requiring the expensing of options.

16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

22. Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service);

23. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

24. Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:

• The parachute should be less attractive than an ongoing employment opportunity with the firm;

• The triggering mechanism should be beyond the control of management; and

• The amount should not exceed three times base salary plus guaranteed benefits.

25. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

• requiring executive officers and directors to hold a minimum amount of stock in the company;

• requiring stock acquired through exercised options to be held for a certain period of time; and

• using restricted stock grants instead of options.

Other Corporate Matters

Janus will generally vote in favor of proposals relating to the issuance of dividends.

26. Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

27. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

28. Janus will generally oppose proposals for different classes of stock with different voting rights.

29. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

30. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

31. Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

32. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

33. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

34. Janus will evaluate plans of reorganization on a case-by-case basis.*

35. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

36. Janus will generally vote in favor of proposals regarding changes in company name.

37. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

38. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

39. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

40. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

41. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

42. Janus will generally vote in favor of proposals to require that voting be confidential.

43. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

44. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

45. Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

46. Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

47. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

48. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Income Builder (fixed-income portion) and MainStay VP Unconstrained Bond Portfolios.

The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures pursuant to where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Compliance Department for review. If the Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or CCO determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay VP Marketfield Portfolio

The Manager has delegated proxy voting authority to the Portfolio’s Subadvisor, Marketfield. Marketfield’s proxy voting policies and procedures are provided below.

Marketfield exercise a voice on behalf of clients in matters of corporate governance through the proxy-voting process. The procedures described here apply to all proxy-voting matters that relate to clients over which Marketfield has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues. The Chief Compliance Officer of Marketfield Asset Management LLC monitors all proxy voting.

Risks

In developing these policies and procedures, Marketfield considered numerous risks associated with the proxy-voting process. This analysis includes risks such as:

• Proxies may not be identified and processed in a timely manner;

• Proxies may not be voted in the best interest of clients;

• Conflicts of interest between Marketfield firm and a client may not be identified or resolved appropriately;

• Third-party proxy-voting services may not vote proxies according to Marketfield’s instructions; and

• Proxy-voting records, client requests for proxy-voting information, and Marketfield’s responses to such requests may not be properly maintained.

Marketfield has established the following guidelines to mitigate these risks.

Client Instructions and Requests

The decision of any client to retain proxy-voting authority or any specific instructions with respect to proxy voting would be documented in the investment management agreement between Marketfield and the client. To date, all clients have granted Marketfield the exclusive right to vote proxies on their behalf. Upon request by a client or investor, Marketfield promptly provides a copy of its proxy-voting policies and procedures and a list of securities voted and votes taken with respect to the securities in a client account since this policy was adopted or during some relevant subsequent period.

Conflicts of Interest

A conflict of interest may arise in the context of proxy voting (1) if Marketfield were to manage a portfolio for a proxy issuer or its senior officers or directors and also were to own the securities of that company in Marketfield’s client portfolios, (2) if any of Marketfield’s personnel (each a “ Supervised Person”) had a familial or personal relationship with a senior executive or board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose securities are held in a client portfolio, or (3) if Marketfield had a representative on the board of directors of a proxy issuer. Marketfield’s Supervised Persons will be aware of the potential for conflicts when considering proxy voting. If a potential for conflict is perceived, the Chief Compliance Officer will be consulted.

Procedures for Conflicts of Interest

In the event that a conflict arises among the interests of Marketfield, its Supervised Persons, and its clients, Marketfield uses the following procedures:

• If the perceived conflict of interest involves a member of senior management, the Chief Compliance Officer consults with other members of senior management to determine whether the conflict is material to the particular proxy issues being considered. If it is determined that the conflict is material, the conflicted person will not communicate with any other Supervised Person about the proxy issue. The remaining members of senior management will decide how to vote the proxy and will relay the decision to the Chief Compliance Officer. Marketfield will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted person, and the resulting vote.

• If the perceived conflict of interest involves Marketfield, the Chief Compliance Officer determines whether the conflict is material. If he determines that the conflict is material, Marketfield will have no further input on the particular proxy vote. In this case, Marketfield will cause the proxies to be voted in the same proportion as the votes of other holders.

Commonly Raised Proxy Issues

Marketfield is diligent regarding the voting process and the rights of shareholders to influence the management of companies, when appropriate. In evaluating proxy issues, Marketfield may consider information from many sources, including the research analysts covering the particular securities, the management of the issuer presenting a proposal, shareholder groups, and independent proxy-research services. The following general guidelines apply with respect to common issues raised in proxy statements.

Election of Board of Directors. Marketfield generally supports the election of directors that result in a board with a majority of independent directors. Marketfield generally withholds votes for non-independent directors who serve on the audit, compensation, or nominating committees of the board of directors. Marketfield holds directors accountable for the actions of the committees on which they serve. For example, Marketfield generally withholds votes for nominees who approve or propose arrangements that Marketfield believes would diminish shareholder value. Marketfield generally vote in favor of efforts to ensure that shareholders elect a full slate of directors at each annual shareholder meeting.

Approval of Independent Auditors. Marketfield generally votes against proposed auditors whose non-audit work consists of what Marketfield perceives to be a material amount of the total fees paid by the issuer to an audit firm. Marketfield evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with an issuer, regardless of the amount of the audit fee, to determine whether Marketfield believes that independence has been compromised. If Marketfield believes that auditor independence has been compromised, Marketfield votes against approval of the auditor.

Executive Compensation. Marketfield generally supports measures intended to increase long-term securities ownership by executives, including features that require corporate officers to hold securities of the issuer or that require securities acquired as the result of option exercises to be held for a period of time. Marketfield generally supports expensing the fair value of option grants. Marketfield generally votes against option plans that, in light of all other existing compensation plans of the issuer, Marketfield believes would directly or indirectly result in material dilution of shareholder interests, such as the ability to re-price options that are worth less than the current market price of the security into which they are exercisable, the issuance of options with an exercise price below the current market price of the securities, the issuance of reload options, the ability to reward management for thwarting a takeover attempt, golden parachutes, and automatic share replenishment features.

Corporate Structure and Shareholder Rights. Marketfield generally supports proposals to remove super-majority voting requirements and generally vote against proposals to impose super-majority requirements. Marketfield generally votes for proposals to lower barriers to shareholder action and against proposals that limit rights to call special meetings, to limit rights to act by written consent, or to stagger boards of directors. Marketfield generally votes against proposals for a separate class of securities with disparate voting rights. Due to longstanding custom and practice, these features are more common in foreign markets. Although Marketfield may make investments in companies that have disparate voting rights, Marketfield generally votes to eliminate them when the issue is presented. Marketfield generally votes for proposals to subject shareholder rights plans, such as poison pills, to a shareholder vote. Marketfield generally votes against these plans unless Marketfield is convinced that the long-term interests of shareholders would benefit from instituting the plan. Marketfield generally votes against proposals that make it more difficult for an issuer to be acquired by outsiders and in favor of proposals that do the opposite. Marketfield believes that corporate management should be at all times subject to, and not insulated from, the incentives and punishments of the market.

Increase in Authorized Capital. There are many business reasons for an issuer to increase its authorized capital, including general corporate purposes and to raise new investment capital for acquisitions, stock splits, recapitalizations, or debt restructurings. New issues may provide flexibility to issuers because the securities may be issued quickly without further shareholder approval in connection with financings or acquisitions. Marketfield generally votes for proposals to increase authorized capital, absent unusual circumstances. Generally, Marketfield does not oppose proposals to authorize the issuance of preferred stock but scrutinize any proposal that gives the board of directors the authority to assign disproportionate voting rights when the preferred stock is issued.

Jurisdiction of Incorporation. Marketfield generally vote against proposals to move the jurisdiction of incorporation of an issuer to a jurisdiction that is less favorable to shareholder interests.

Social Policy. Marketfield believes that ordinary business matters are primarily the responsibility of management. Proposals that present social policy issues typically request that a company disclose or amend its business practices. Marketfield generally votes against social policy proposals, although Marketfield may make exceptions if Marketfield believes that the proposal has important beneficial economic implications for the issuer.

Responsibilities of Chief Compliance Officer

At least annually, the Chief Compliance Officer (1) reviews the proxy log to ensure that it is complete, (2) reviews the proxy records to ensure that records of the voting of the proxies are being maintained in accordance with these procedures, and (3) ensures that Marketfield has disclosed to clients how they may obtain information about how it voted proxies. In addition, the Chief Compliance Officer endeavors to ensure that any potential client conflict is addressed in accordance with these procedures and in a manner that puts the interest of the client first.

Reporting of Proxies Voted on Behalf of Mutual Fund

On an annual basis, Marketfield will provide to MainStay VP Funds Trust information relating to the proxies voted on behalf of Marketfield Fund that is necessary for MainStay VP Funds Trust to file its annual report of Marketfield’s proxy-voting record on Form N-PX. Marketfield’s Managing Director and Director of Client Services will compile this information and transmits it to representatives of MainStay Funds Trust. Marketfield’s Chief Financial Officer will review the information prepared by the Managing Director and Director of Client Services prior to its submission to MainStay VP Funds Trust.

MainStay VP MFS® Utilities Portfolio

The Manager has delegated proxy voting authority to the Portfolio’s Subadvisor, MFS. A summary of MFS’ proxy voting policies and procedures as of February 2014 is provided below.

Massachusetts Financial Services Company

Proxy Voting Policies And Procedures

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A. VOTING GUIDELINES

 1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B. ADMINISTRATIVE PROCEDURES

 1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

 2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

 3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

 4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

 5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting.

 6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

 7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

 U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MainStay VP PIMCO Real Return Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, PIMCO. A summary of PIMCO's proxy voting policies and procedures is provided below.

PIMCO has adopted written proxy voting policies and procedures (as used in this section, "Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of the Portfolio, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Portfolio and its shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third-party proxy research and voting service (as used in this section, "Proxy Voting Service"), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service's research of the individual facts and circumstances and the Proxy Voting Service's application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the Portfolio's portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by the Portfolio. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the Portfolio's economic interests or the value of the portfolio holding is insignificant in relation to the Portfolio's portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the Portfolio, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service does not provide a recommendation or the Portfolio's portfolio managers propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the Portfolio or between the Portfolio and another fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers' recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the Portfolio, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and the Portfolio, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (as used in this section, the "Proxy Conflicts Committee"); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between the Portfolio and one or more other funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with the Portfolio's or account's best interests if the conflict exists between the Portfolio or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

MainStay VP T. Rowe Price Equity Income Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, T. Rowe. A summary of T. Rowe’s proxy voting policies and procedures is provided below.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

 In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

 T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

 Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

 Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

 Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

 Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

 Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of an investing T. Rowe Price fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the TRP Reserve Investment Funds).

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

MainStay VP Van Eck Global Hard Assets Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, Van Eck. A summary of Van Eck's proxy voting policies and procedures is provided below. Van Eck’s complete proxy voting policy is as follows.

Van Eck has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires Van Eck to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires Van Eck to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

Van Eck intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, Van Eck has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1. Strict adherence to the Glass Lewis guidelines, or

2. The potential conflict will be disclosed to the client:

a. with a request that the client vote the proxy,

b. with a recommendation that the client engage another party to determine how the proxy should be voted or

c. if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and Van Eck, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where Van Eck provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of Van Eck serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of Van Eck; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of Van Eck’s assets solicits proxies; Van Eck serves as an investment adviser to the pension or other investment account of the portfolio company; Van Eck and the portfolio company have a lending relationship. In each of these situations voting against management may cause Van Eck a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1. Notification of Availability of Information

a. Client Brochure – The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from Van Eck on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2. Availability of Proxy Voting Information

a. At the client’s request or if the information is not available on Van Eck’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1. Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a. proxy statements received;

b. identifying number for the portfolio security;

c. shareholder meeting date;

d. brief identification of the matter voted on;

e. whether the vote was cast on the matter;

f. how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g. records of written client requests for information on how Van Eck voted proxies on behalf of the client;

h. a copy of written responses from Van Eck to any written or oral client request for information on how Van Eck voted proxies on behalf of the client; and any documents prepared by Van Eck that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2. Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3. If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4. Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of Van Eck. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times Van Eck may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by Van Eck participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan.

Van Eck will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

Van Eck has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with Van Eck’s proxy voting responsibilities and its fiduciary duty with respect to its clients. Van Eck will review any material amendments to the Guidelines.

While it is Van Eck’s policy to generally follow the Guidelines, Van Eck retains the right, on any specific proxy, to vote differently from the Guidelines, if Van Eck believes it is in the best interests of its clients. Any such exceptions will be documented by Van Eck and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

MainStay VP Large Cap Growth Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

MainStay VP ICAP Select Equity Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, ICAP. A summary of ICAP’s proxy voting policies and procedures is provided below.

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of ISS to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Portfolio or other client interests, ICAP will take one of the following steps to resolve the conflict:

• Vote the securities based on a pre-determined voting guideline if the application of the policy to the matter is routine in nature; or

• Vote the securities in accordance with a pre-determined policy based upon the recommendation of an independent third party, such as a proxy voting service.

In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s voting direction.

Portfolio's Proxy Voting Record. Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolios will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Portfolios' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Manager or a Portfolio's Subadvisor may share the Portfolio's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Portfolios, who require access to such information in order to fulfill their contractual duties to the Portfolios. As of the date of this SAI, those service providers are State Street, PricewaterhouseCoopers, Russell Mellon, ISS, Loan Pricing Corporation, Interactive Data Corporation, Investment Technology Group Inc., Abel/Noser Corporation, Omgeo LLC and Merrill Corporation. The Manager may also disclose non-public information regarding a Portfolio's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial, Factset and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Portfolios' CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Portfolios. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Portfolios' non-public portfolio holdings information is the confidential property of the Portfolios and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Portfolios, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Fund may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protects the Fund's ongoing disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

In connection with its management of the MainStay VP Asset Allocation Portfolios, the Manager may have access to nonpublic information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the MainStay VP Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Portfolio's portfolio managers also have responsibility for the day-to-day management of accounts other than the Portfolios. Except as otherwise indicated, information regarding these other accounts, as of December 31, 2014, is set forth below.

[TO BE UPDATED BY AMENDMENT]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael C. Aronstein	MainStay VP Marketfield Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Lee Baker	MainStay VP S&P 500 Index Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Bert L. Boksen	MainStay VP Eagle Small Cap Growth Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Jan Boudewijns	MainStay VP Emerging Markets Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Patrick M. Burton	MainStay VP Large Cap Growth Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Charles T. Cameron	MainStay VP Van Eck Global Hard Assets Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Mark Campellone	MainStay VP Floating Rate Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
George Cherpelis	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
David E. Clement	MainStay VP Cash Management Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Louis N. Cohen	MainStay VP Government Portfolio, MainStay VP Income Builder Portfolio; MainStay VP Unconstrained Bond Portfolio,	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Thomas M. Cole	MainStay VP ICAP Select Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Claud P. Davis	MainStay VP MFS® Utilities Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Robert Dial	MainStay VP Floating Rate Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Carlos Garcia-Tunon	MainStay VP International Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Thomas J. Girard	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Cash Management Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Eve Glatt	MainStay VP International Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Thomas G. Kamp	MainStay VP Cornerstone Growth Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Justin H. Kelly	MainStay VP Large Cap Growth Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Migene Kim	MainStay VP Balanced Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Mid Cap Core Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Michael Kimble	MainStay VP Income Builder Portfolio, MainStay VP Unconstrained Bond Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Paul Kristensen	MainStay VP Asset Allocation Portfolios	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Saket Kumar	MainStay VP Cushing Renaissance Advantage Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Mohamed Lamine Saidi[1]	MainStay VP Emerging Markets Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Matthew A. Lemme	MainStay VP Cushing Renaissance Advantage Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Eric Mintz	MainStay VP Eagle Small Cap Growth Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Janet K. Navon	MainStay VP U.S. Small Cap Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Francis J. Ok	MainStay VP S&P 500 Index Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Mona Patni	MainStay VP Common Stock Portfolio, MainStay VP Mid Cap Core Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
David Pearl	MainStay VP U.S. Small Cap Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
J. Matthew Philo	MainStay VP High Yield Corporate Bond Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
E. Marc Pinto	MainStay VP Janus Balanced Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
William Priest	MainStay VP Income Builder Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Edward Ramos	MainStay VP International Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Shawn Reynolds	MainStay VP Van Eck Global Hard Assets Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Steven H. Rich	MainStay VP Government Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Dan Roberts	MainStay VP Government Portfolio, MainStay VP Income Builder Portfolio, MainStay VP Unconstrained Bond Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Jeremy Roethel	MainStay VP Emerging Markets Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Brian C. Rogers	MainStay VP T. Rowe Price Equity Income Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Eric Sappenfield	MainStay VP Income Builder Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Philip Screve	MainStay VP Emerging Markets Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Jerrold K. Senser	MainStay VP ICAP Select Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Donald F. Serek	MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Maura A. Shaughnessy	MainStay VP MFS® Utilities Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Edward Silverstein	MainStay VP Convertible Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
R. Gibson Smith	MainStay VP Janus Balanced Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Andrew Susser	MainStay VP High Yield Corporate Bond Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Jonathan Swaney	MainStay VP Asset Allocation Portfolios	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Jerry V. Swank	MainStay VP Cushing Renaissance Advantage Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
John Tobin	MainStay VP Income Builder Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Arthur Torrey	MainStay VP Floating Rate Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Kera Van Valen	MainStay VP Income Builder Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Andrew Ver Planck	MainStay VP Balanced Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Emerging Markets Equity Portfolio, MainStay VP Mid Cap Core Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Taylor Wagenseil	MainStay VP Income Builder Portfolio, MainStay VP Unconstrained Bond Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael Welhoelter	MainStay VP Income Builder Portfolio, MainStay VP U.S. Small Cap Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Thomas R. Wenzel	MainStay VP ICAP Select Equity Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Clark J. Winslow	MainStay VP Large Cap Growth Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Mihir Worah	MainStay VP PIMCO Real Return Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]
Jae S. Yoon	MainStay VP Asset Allocation Portfolios, MainStay VP Balanced Portfolio	[__] RIC $[____]	[__] Account $[____]	[__] Account $[____]	[__]	[__]	[__] Accounts $[____]

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging.

A portfolio manager who makes investment decisions with respect to multiple Portfolios and/or other accounts may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate. However, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

New York Life Investment Management LLC

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Portfolios as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Adviser and/or Subadvisor in its investment management activities related to the Portfolios and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Portfolios and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investments has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC and NYL Investors LLC

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging.

To address potential conflicts of interest between the clients and the Manager, Cornerstone, Cornerstone Holdings, MacKay Shields and NYL Investors have each developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager, Cornerstone, Cornerstone Holdings and MacKay Shields have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Portfolios and other accounts managed.

Candriam Belgium

Candriam provides portfolio management services to other accounts using a substantially similar investment strategy as the MainStay Emerging Markets Equity Portfolio.

The side-by-side management of these accounts with the Portfolio may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam has adopted various policies and procedures, designed to disclose and mitigate these potential conflicts of interests. Candriam has set up a code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, "Chinese walls", etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

Cushing Asset Management, LP

Cushing manages other portfolios with a similar investment strategy to the MainStay VP Cushing Renaissance Advantage Portfolio. Conflicts of interest may arise related to the allocation of similar investment opportunities among client portfolios. Cushing has adopted policies and procedures to ensure that all client portfolios are managed in accordance with each client’s investment objective and guidelines and that no client portfolio is inappropriately favored over another.

Eagle Asset Management, Inc.

Eagle currently holds a 51% ownership interest in EB Management I, LLC, which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership. Eagle’s portfolio managers manage other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Epoch Investment Partners, Inc.

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Portfolios other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

Institutional Capital LLC

ICAP manages all assets within all mandates on a team basis. Within each investment mandate, the portfolios are managed on a model portfolio basis, meaning once an investment decision is made it is implemented on a pro-rata basis, allowing for specific account restrictions, in all accounts within that mandate. Each participating client account will receive the average share price for the aggregated order. Transaction costs shall be shared pro-rata based on each client's participation in the aggregated order.

ICAP has established a solid framework that helps ensure compliance with regulatory, ethical, and fiduciary duties. ICAP has written policies and procedures which govern the various aspects of its business, including but not limited to portfolio management processes, trade allocations, adherence to investment restrictions, use of soft-dollars, best execution, proprietary and personal trading, record-keeping, regulatory filings, proxy voting, safeguarding of client assets and information, accuracy of disclosure information, and business continuity.

Janus Capital Management LLC

As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Mainstay VP Janus Balanced Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadvisor, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Portfolio or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. In addition, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Massachusetts Financial Services Company

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager‘s management of both the MainStay VP MFS® Utilities Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS‘s trade allocation policies may give rise to conflicts of interest if the Portfolio‘s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Pacific Investment Management Company LLC

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.

T. Rowe Price Associates, Inc.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., large-Cap Growth) set forth in the total returns table in the Portfolio’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

The compensation structure is used for all portfolios managed by the portfolio manager.

Van Eck Associates Corporation

Van Eck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for its own accounts. Such "Other Clients" may have investment objectives or may implement investment strategies similar to those of the Portfolio.

When Van Eck implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the MainStay VP Van Eck Global Hard Assets Portfolio, the prices of the Portfolio's securities may be negatively affected. For example, when purchase or sales orders for the Portfolio are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Portfolio pays or receives may be more in the case of a purchase or less in a sale than if Van Eck served as subadvisor to only the Portfolio. When Other Clients are selling a security that the Portfolio owns, the price of that security may decline as a result of the sales. The compensation that Van Eck receives from other clients may be higher than the compensation paid by New York Life Investments to Van Eck. Van Eck does not believe that its activities materially disadvantage the Portfolio. Van Eck has implemented procedures to monitor trading across the Portfolio and its Other Clients.

Winslow Capital Management, LLC

Winslow Capital offers only one investment product, large cap growth, and all portfolios are managed essentially identically. Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts under its management.

Portfolio Manager Compensation Structure

In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that they believe are competitive with other investment management firms.

Cornerstone

Cornerstone offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. The portfolio manager for the MainStay VP Cornerstone Growth Portfolio is an owner of Cornerstone. His compensation consists of a competitive base salary, a discretionary bonus determined by Cornerstone, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of the Portfolio relative to expectations for how the Portfolio should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the Portfolio’s portfolio. The performance factor depends on how the portfolio manager performs relative to the Portfolio’s benchmark and the Portfolio’s peer group, over various time periods. Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for Cornerstone.

Cornerstone Holdings

Cornerstone Holdings' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Cornerstone Holdings results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Cornerstone Holdings offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Cornerstone Holdings' overall company performance. "Cornerstone Holdings Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is available for senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Candriam Belgium

Candriam’s objective is to operate an appropriately competitive remuneration policy which is linked to the achievement of a combination of individual, team and corporate goals. Candriam Investors Group believes that its compensation policy is competitive versus peers to attract, motivate and retain talents while ensuring that remuneration is consistent with sustainable business development. The objective is to align performance rewards and stakeholders’ interests while promoting efficient risk management consistent with Candriam’s financial situation and prospects. Remuneration includes base salary, benefits, and annual performance bonus.

Annually, Candriam Investors Group’s Executive Committee — Remuneration Committee reviews the fixed remuneration and defines the variable remuneration in accordance with these criteria. The remuneration package is reviewed annually after an individual evaluation of each employee. It takes into account the results of this evaluation, the financial results of the company and the evolution of the employment market.

Human Resources manages the annual evaluation process based on the achievement of pre-established objectives, and on each employee’s professional and personal skills. Performance reviews include the evaluation of the achievement of objectives as well as a range of factors such as risk management, governance and compliance, teamwork, people leadership, people development and alignment to Candriam Investors Group’s goals and values.

Cushing Asset Management, LP

In an effort to retain key personnel, the Subadvisor has a structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

Messrs. Swank, Lemme and Kumar are compensated by the Subadvisor. Mr. Swank is a principal of the Subadvisor and is compensated through partnership distributions that are based primarily on the profits and losses of the Subadvisor. The partnership distributions are affected by the amount of assets the Subadvisor manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Messrs. Lemme and Kumar receive a fixed salary and a discretionary bonus based on the pre-tax performance of the Portfolio each manages and other portfolios for which they serve as a portfolio manager.

Eagle Asset Management, Inc.

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys.

Mr. Boksen, along with other portfolio managers, participates in a revenue-sharing program that provides incentives to build a successful investment program over the long term.

Additional deferred compensation plans are provided to key investment professionals.

Mr. Boksen, along with all employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Mr. Boksen’s benchmarks for evaluation purposes include LipperFund Index for Mutual Fund performance and the Russell 2000 Index for separate accounts, along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys.

Mr. Mintz, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as a research analyst, as well as contribution to the results of Eagle’s investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Portfolio Co-Manager of the Fund and other similarly managed accounts. Mr. Mintz may also receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

Epoch

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Operating Committee, a portion of which is deferred and vests over time. Epoch's portfolio managers do not receive compensation that is solely based upon the Portfolio's, any other commingled accounts’, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Epoch's portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers.

ICAP

Compensation for members of the ICAP research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP's investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP's revenue and cash flow performance over various periods of time.

Janus Capital Management LLC

The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2011.

Portfolio managers are compensated for managing the MainStay VP Janus Balanced Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as individual and Managed Funds’ performance, the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

MacKay Shields

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts. MacKay Shields has adopted a long-term incentive plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years.

Marketfield

Marketfield’s portfolio manager receives a fixed salary that is set by reference to industry standards and is not based on performance of the Portfolio or the value of assets held in the Portfolio’s portfolio. The portfolio manager also receives an annual bonus that is based on a minimum percentage of the subadvisory fee received by Marketfield for its services to the Portfolio, but may be increased on a discretionary basis.

Massachusetts Financial Services Company

[Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:]

• Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

• Performance Bonus - Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

[The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.]

[The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2014, the following benchmark was used to measure the following portfolio manager's performance for the following Portfolio:]

Portfolio	Portfolio Manager	Benchmark(s)
Mainstay VP MFS Utilities Portfolio	Maura A. Shaughnessy	[Dow Jones Global Indexes – World All IND: Utilities (7000) – Total Return]

[As of April 30, 2014, MFS expects the following benchmark will be used to measure the following portfolio manager's performance for the following Portfolio:]

Portfolio	Portfolio Manager	Benchmark(s)
Mainstay VP MFS Utilities Portfolio	Claud P. Davis	[Dow Jones Global Indexes – World All IND: Utilities (7000) – Total Return]

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management‘s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager‘s compensation depends upon the length of the individual‘s tenure at MFS and salary level, as well as other factors.

New York Life Investments and NYL Investors

New York Life Investments' and NYL Investors' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments and NYL Investors offer an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments' overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating earnings and gross and net sales. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Pacific Investment Management Company LLC

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

• Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

• Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Aware amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

• Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

• 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

• Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

• Amount and nature of assets managed by the portfolio manager;

• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

• Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

• Contributions to asset retention, gathering and client satisfaction;

• Contributions to mentoring, coaching and/or supervising; and

• Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

T. Rowe Price Associates, Inc.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the Portfolio’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor. Contribution to T. Rowe Price’s overall investment process is an important consideration as well.

The compensation structure is used for all portfolios managed by the portfolio manager.

Van Eck Associates Corporation

Van Eck's portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, Van Eck and its affiliates manage accounts with incentive fees.

Van Eck's portfolio managers may serve as portfolio managers to other clients. Such "Other Clients" may have investment objectives or may implement investment strategies similar to those of the Portfolio. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Portfolio, the prices of the Portfolio's securities may be negatively affected. The compensation that the Portfolio's portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Portfolio. The portfolio managers do not believe that their activities materially disadvantage the Portfolio. Van Eck has implemented procedures to monitor trading across funds and its Other Clients.

Winslow Capital

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm. Finally, employees of Winslow Capital, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

As of December 31, 2014, the dollar range of Portfolio securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000) was as follows:

[TO BE UPDATED BY AMENDMENT]

PORTFOLIO MANAGER	PORTFOLIO	$ RANGE OF OWNERSHIP
Michael C. Aronstein	[____]	[$____]
Lee Baker	[____]	[$____]
Bert L. Boksen	[____]	[$____]
Jan Boudewijns	[____]	[$____]
Patrick M. Burton	[____]	[$____]
Charles T. Cameron	[____]	[$____]
Mark Campellone	[____]	[$____]
George Cherpelis	[____]	[$____]
David F. Clement	[____]	[$____]
Louis N. Cohen	[____]	[$____]

PORTFOLIO MANAGER	PORTFOLIO	$ RANGE OF OWNERSHIP
Thomas M. Cole	[____]	[$____]
Claud P. Davis	[____]	[$____]
Robert Dial	[____]	[$____]
Carlos Garcia-Tunon	[____]	[$____]
Thomas J. Girard	[____]	[$____]
Eve Glatt	[____]	[$____]
Thomas G. Kamp	[____]	[$____]
Justin H. Kelly	[____]	[$____]
Migene Kim	[____]	[$____]
Michael Kimble	[____]	[$____]
Poul Kristensen	[____]	[$____]
Saket Kumar	[____]	[$____]
Mohamed Lamine Saidi	[____]	[$____]
Matthew A. Lemme	[____]	[$____]
Eric Mintz	[____]	[$____]
Janet K. Navon	[____]	[$____]
Francis J. Ok	[____]	[$____]
Mona Patni	[____]	[$____]
David Pearl	[____]	[$____]
J. Matthew Philo	[____]	[$____]
E. Marc Pinto	[____]	[$____]
William Priest	[____]	[$____]
Edward Ramos	[____]	[$____]
Shawn Reynolds	[____]	[$____]
Steven H. Rich	[____]	[$____]
Dan Roberts	[____]	[$____]
Jeremy Roethel	[____]	[$____]
Brian C. Rogers	[____]	[$____]
Eric Sappenfield	[____]	[$____]
Philip Screve	[____]	[$____]
Jerrold K. Senser	[____]	[$____]
Donald F. Serek	[____]	[$____]
Maura A. Shaughnessy	[____]	[$____]
Edward Silverstein	[____]	[$____]
R. Gibson Smith	[____]	[$____]
Andrew Susser	[____]	[$____]
Jonathan Swaney	[____]	[$____]
Jerry V. Swank	[____]	[$____]
John Tobin	[____]	[$____]
Arthur Torrey	[____]	[$____]
Kera Van Valen	[____]	[$____]
Andrew Ver Planck	[____]	[$____]
Taylor Wagenseil	[____]	[$____]
Michael Welhoelter	[____]	[$____]
Thomas R. Wenzel	[____]	[$____]
Clark J. Winslow	[____]	[$____]
Mihir Worah	[____]	[$____]
Jae S. Yoon	[____]	[$____]
PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay VP Asset Allocation Portfolios primarily invest all of their assets in shares of the Underlying Portfolios/Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolio's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker/dealer (except an Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Portfolio or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except an Affiliated Broker) who were selected to execute transactions on behalf of the Portfolio and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Portfolios. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

The Management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

The table below shows information on brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012. As of the date of this SAI, MainStay VP Cushing Renaissance Advantage Portfolio had not commenced operations, therefore no information is shown.

[TO BE UPDATED BY AMENDMENT]

BROKERAGE COMMISSIONS	YEAR ENDED 12/31/14	YEAR ENDED 12/31/13	YEAR ENDED 12/31/12
MainStay VP Balanced Portfolio	$ [____]	$ 147,784	$ 109,156
MainStay VP Bond Portfolio	[____]	14,057	20,007
MainStay VP Common Stock Portfolio	[____]	384,421	431,129
MainStay VP Convertible Portfolio	[____]	97,084	134,160
MainStay VP Cornerstone Growth Portfolio	[____]	646,277	241,415
MainStay VP Eagle Small Cap Growth Portfolio	[____]	762,308	1,030,574
MainStay VP Emerging Markets Equity Portfolio	[____]	197,842	252,159
MainStay VP Floating Rate Portfolio	[____]	0	0
MainStay VP Government Portfolio	[____]	5,027	0
MainStay VP High Yield Corporate Bond Portfolio	[____]	47,650	8,851
MainStay VP ICAP Select Equity Portfolio	[____]	677,149	727,817
MainStay VP Income Builder Portfolio	[____]	107,794	80,444
MainStay VP International Equity Portfolio	[____]	489,402	577,684
MainStay VP Janus Balanced Portfolio	[____]	143,171	243,160
MainStay VP Large Cap Growth Portfolio	[____]	544,696	441,570
MainStay VP Marketfield Portfolio	[____]	263,873
MainStay VP MFS® Utilities Portfolio	[____]	1,079,471	940,771
MainStay VP Mid Cap Core Portfolio	[____]	625,099	657,825
MainStay VP PIMCO Real Return Portfolio	[____]	2,886	946
MainStay VP S&P 500 Index Portfolio	[____]	62,958	59,457
MainStay VP T. Rowe Price Equity Income Portfolio	[____]	117,168	141,286
MainStay VP U.S. Small Cap Portfolio	[____]	290,505	190,637
MainStay VP Unconstrained Bond Portfolio	[____]	26,079	13,303
MainStay VP Van Eck Global Hard Assets Portfolio	[____]	401,694	310,490

1 Effective January 13, 2015, the Portfolio changed its name from MainStay VP DFA/DuPont Emerging Markets Equity Portfolio to MainStay VP Emerging Markets Equity Portfolio.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2014 and the dollar amount of the transactions involved. As of the date of this SAI, MainStay VP Cushing Renaissance Advantage Portfolio had not commenced operations, therefore no information is shown.

[TO BE UPDATED BY AMENDMENT]

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MainStay VP Balanced Portfolio	$ [____]	$ [____]
MainStay VP Common Stock Portfolio	[____]	[____]
MainStay VP Cornerstone Growth Portfolio	[____]	[____]
MainStay VP Eagle Small Cap Growth Portfolio	[____]	[____]
MainStay VP Emerging Markets Equity Portfolio	[____]	[____]
MainStay VP ICAP Select Equity Portfolio	[____]	[____]
MainStay VP Income Builder Portfolio	[____]	[____]
MainStay VP International Equity Portfolio	[____]	[____]
MainStay VP Janus Balanced Portfolio	[____]	[____]
MainStay VP Large Cap Growth Portfolio	[____]	[____]
MainStay VP MFS® Utilities Portfolio	[____]	[____]
MainStay VP Mid Cap Core Portfolio	[____]	[____]
MainStay VP T. Rowe Price Equity Income Portfolio[1]	[____]	[____]
MainStay VP U.S. Small Cap Portfolio	[____]	[____]
MainStay VP Van Eck Global Hard Assets Portfolio	[____]	[____]

1 T. Rowe Price uses brokerage commissions through commission sharing arrangements to acquire third party research. These arrangements direct executing broker-dealers to pay third party research providers with brokerage commissions for investment research provided to T. Rowe Price. These commissions represent actual third party research credits.

Broker-dealers from which T. Rowe Price receives proprietary research generally do not “unbundle” the execution and research related components of the commission rate. T. Rowe Price has no relationships where such brokerage has been unbundled.

As of December 31, 2014, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

[TO BE UPDATED BY AMENDMENT]

PORTFOLIO	BROKER-DEALER	MARKET VALUE
MainStay VP Balanced Portfolio	[______]	$ [____]
	[______]	[____]
MainStay VP Bond Portfolio	[______]	[____]
	[______]	[____]
MainStay VP Cash Management Portfolio	[______]	[____]
	[______]	[____]
MainStay VP Common Stock Portfolio	[______]	[____]
	[______]	[____]
MainStay VP Convertible Portfolio	[______]	[____]
	[______]	[____]
	[______]	[____]
MainStay VP Cornerstone Growth Portfolio	[______]	[____]
	[______]	[____]
MainStay VP Eagle Small Cap Growth Portfolio	[______]	[____]
MainStay VP Emerging Markets Equity Portfolio	[______]	[____]
MainStay VP Floating Rate Portfolio	[______]	[____]
MainStay VP Government Portfolio	[______]	[____]
	[______]	[____]
MainStay VP High Yield Corporate Bond Portfolio	[______]	[____]
MainStay VP ICAP Select Equity Portfolio	[______]	[____]
	[______]	[____]
MainStay VP Income Builder Portfolio	[______]	[____]
	[______]	[____]
MainStay VP International Equity Portfolio	[______]	[____]
MainStay VP Janus Balanced Portfolio	[______]	[____]
	[______]	[____]
MainStay VP Large Cap Growth Portfolio	[______]	[____]
	[______]	[____]
	[______]	[____]
MainStay VP Marketfield Portfolio	[______]	[____]
	[______]	[____]
	[______]	[____]
MainStay VP MFS® Utilities Portfolio	[______]	[____]
MainStay VP Mid Cap Core Portfolio	[______]	[____]
MainStay VP PIMCO Real Return Portfolio	[______]	[____]
	[______]	[____]
MainStay VP S&P 500 Index Portfolio	[______]	[____]
	[______]	[____]
MainStay VP T. Rowe Price Equity Income Portfolio	[______]	[____]
	[______]	[____]
MainStay VP U.S. Small Cap Portfolio	[______]	[____]
MainStay VP Unconstrained Bond Portfolio	[______]	[____]
	[______]	[____]
MainStay VP Van Eck Global Hard Assets Portfolio	[______]	[____]

A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay VP Asset Allocation Portfolios among the Underlying Portfolios/Funds on a frequent basis, the portfolio turnover rate for those Portfolios is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay VP Asset Allocation Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Portfolios/Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Portfolio/Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

NET ASSET VALUE

The Fund determines the NAV per share of each Portfolio on each day the New York Stock Exchange (the "Exchange") is open for regular trading. NAV per share is calculated as of the close of the Exchange (currently 4:00 pm Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the MainStay VP Cash Management Portfolio) of the total Portfolio assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds.

The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Subsequently, the value of securities of a MainStay VP Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay VP Cash Management Portfolio are valued at their amortized cost (in accordance with the Fund's Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the MainStay VP Cash Management Portfolio may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the MainStay VP Cash Management Portfolio may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the MainStay VP Cash Management Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Portfolio's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the MainStay VP Cash Management Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Under the general supervision of the Board, the Manager, in conjunction with the Subadvisors, will monitor the valuations used by each Portfolio, the adequacy and the reliability of the sources used to obtain prices, and the application of the procedures.

Portfolio securities of each of the other Portfolios are valued:

1. By appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Portfolio’s Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Portfolio's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be daily fair valued by the Manager using pricing information on the underlying reference issuers provided by the prime broker used by the Manager;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

Floating rate loans, in which the MainStay VP Floating Rate Portfolio primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. After such review, the Manager will recommend the use of a pricing agent, if appropriate. The Valuation Committee and the Board must approve a new pricing agent prior to use. On an ongoing basis, the Manager and the Subadvisors review the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processed used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund's recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Portfolio’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

PURCHASE AND REDEMPTION OF SHARES

The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio, except the MainStay VP Balanced and MainStay VP Income Builder Portfolios, are also offered to the MainStay VP Asset Allocation Portfolios. Each MainStay VP Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios.

The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

Under current federal rules, the MainStay VP Cash Management Portfolio may suspend redemptions and irrevocably liquidate in the event that the Portfolio's Board, including a majority of the Independent Board Members, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Portfolio's amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Manager or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

Certain of the Portfolios have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

TAX INFORMATION

[TO BE UPDATED BY AMENDMENT]

The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

Each Portfolio of the Fund intends to elect to qualify as a regulated investment company ("RIC") under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio generally will be relieved of federal income tax on the amounts distributed.

To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses or in certain publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Internal Revenue Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

Generally, in order to avoid a 4% non-deductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

• 98% of the Portfolio's ordinary income for the calendar year;

• 98.2% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

• any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although primarily the Portfolios are not subject to the excise tax, to the extent any Portfolio is subject to the excise tax, the intention is to make distributions required to avoid the imposition of such a tax.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Internal Revenue Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Internal Revenue Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Internal Revenue Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

MainStay VP Cushing Renaissance Advantage Portfolio

[MainStay VP Cushing Renaissance Advantage Portfolio has elected and intends to continue to qualify for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Portfolio (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

In order to qualify to be taxed as a RIC, the Portfolio must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Portfolio’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Portfolio controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Portfolio’s investments in equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Portfolio.

The Portfolio’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Portfolio generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Portfolio intends to distribute annually all or substantially all of such income and gain. If the Portfolio retains any investment company taxable income or net capital gain (as defined below), it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Portfolio fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Portfolio may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Portfolio retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Portfolio retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Portfolio against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Portfolio level. To avoid the excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or over-distribution, as the case may be, from the previous year. While the Portfolio intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Portfolio’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Portfolio will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during any calendar year if they are either paid during a calendar year or declared by the Portfolio in October, November or December of the calendar year, payable to shareholders of record on a date during such a month and paid by the Portfolio during January of the following calendar year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Portfolio’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Portfolio were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify for treatment as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Portfolio’s shareholders would not be deductible by the Portfolio in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent taxable year, the Portfolio would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-RIC taxable years. In addition, if the Portfolio failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Portfolio would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Gain or loss on the sale of securities by the Portfolio will generally be long-term capital gain or loss if the securities have been held by the Portfolio for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Portfolio’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not constitute Qualifying Income for purposes of the requirement described above. The Portfolio will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Portfolio as a RIC.

The MLPs in which the Portfolio intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Portfolio from an MLP may not correspond to the amount of income allocated to the Portfolio by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Portfolio exceeds the amount of cash received by the Portfolio from such MLP, the Portfolio may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a RIC or avoiding U.S. federal income or excise taxes. Accordingly, the Portfolio may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Portfolio expects that the income derived by the Portfolio from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Portfolio invests is not a Qualified Publicly Traded Partnership, the income derived by the Portfolio from such investment may not be Qualifying Income and, therefore, could adversely affect the Portfolio’s status as a RIC. The Portfolio intends to monitor its investments in MLPs to prevent to disqualification of the Portfolio as a RIC.

If the Portfolio invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Portfolio does not expect to be eligible to elect to “pass through” to shareholders of the Portfolio the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

United States Persons. Distributions paid by the Portfolio from its investment company taxable income (as defined above and together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Portfolio shares, are generally taxable to you as ordinary income to the extent of the Portfolio’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Portfolio and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Portfolio’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Portfolio receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Portfolio’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Portfolio, are taxable to shareholders as long-term capital gains if they have been properly reported by the Portfolio, regardless of the length of time the shareholder has owned common shares of the Portfolio. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

If, with respect to any taxable year, the Portfolio’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Portfolio, the amount, if any, by which your sales price exceeds your basis in the Portfolio’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, after the close of its taxable year, the Portfolio will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Portfolio will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Portfolio common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Portfolio will be disallowed if the shareholder acquires other common shares of the Portfolio (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain is generally taxed at a reduced maximum U.S. federal income tax rate.

Shareholders may be entitled to offset their capital gain distributions with capital losses. There are several provisions of the Code affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisors.

An investor should be aware that if Portfolio common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Portfolio common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Portfolio. Dividends and other distributions paid by the Portfolio are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Portfolio pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Portfolio and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Portfolio’s taxable year may be “spilled back” and treated as paid by the Portfolio (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually received.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-United States Persons. A shareholder that is a nonresident alien individual or a foreign corporation (i.e., a foreign investor) generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Actual or deemed distributions of the Portfolio’s net capital gain to a foreign Portfolio shareholder, and gains recognized by a foreign Portfolio shareholder upon the sale or other disposition of the Portfolio’s common stock, will generally not be subject to U.S. federal withholding or income tax. Different tax consequences may result if a foreign Portfolio shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

In addition, under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Portfolio is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Portfolio shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Portfolio shares would be FIRPTA gain. After December 31, 2013, the same rule will apply to dispositions of Portfolio shares by foreign shareholders but without regard to whether the Portfolio is domestically controlled. The Portfolio will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. real estate investment trusts (“REITs”).

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Portfolio’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Portfolio distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Portfolio’s shares, Portfolio distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by the Portfolio before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Portfolio distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a “qualified investment entity.” Foreign Portfolio shareholders should consult their tax advisors regarding the tax consequences of investing in the Portfolio’s common shares.

Effective July 1, 2014, the Portfolio will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolio to enable the Portfolio to determine whether withholding is required.

For taxable years of the Portfolio beginning before January 1, 2014 (and if extended, as has happened in the past, for taxable years covered by such extension), properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). There can be no assurance that this provision will be extended. In addition, even if this provision were extended, depending on its circumstances, however, the Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing a U.S. nonresident withholding tax certificate (e.g., IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld even if the Portfolio designated the payment as interest-related dividends or short-term capital gain dividends. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Portfolio’s distributions will qualify for favorable treatment as interest-related dividends or short-term capital gain dividends even if this provision is extended.

Backup Withholding

The Portfolio is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of the Portfolio’s common shares who do not furnish the Portfolio with their correct taxpayer identification number (in the case of individuals, generally their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is generally furnished to the IRS.

The foregoing is a general summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Portfolio and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of investing in the Portfolio.

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Portfolio, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.]

Federal Income Tax Capital Loss Carryforwards

For losses in tax years beginning prior to December 22, 2010, a Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss, and will be treated as a short-term capital loss in the year to which it is carried. Net capital losses for tax years beginning after December 22, 2010 may be carried forward without limitation, and will retain the character as a short- or long-term capital loss. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2014, the following Portfolios had capital loss carryforwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

[TO BE UPDATED BY AMENDMENT]

PORTFOLIO	AVAILABLE THROUGH	SHORT-TERM CAPITAL LOSS AMOUNTS (000’s)	LONG-TERM CAPITAL LOSS AMOUNTS (000’s)
MainStay VP Bond Portfolio	[___]	$ [___]	[___]
MainStay VP Common Stock Portfolio	[___]	[___]	[___]
MainStay VP Emerging Markets Equity Portfolio[1]	[___]	[___]	[___]
MainStay VP Floating Rate Portfolio	[___]	[___]	[___]
	[___]	[___]	[___]
MainStay VP High Yield Corporate Bond Portfolio	[___]	[___]	[___]
MainStay VP ICAP Select Equity Portfolio	[___]	[___]	[___]
MainStay VP International Equity Portfolio	[___]	[___]	[___]
	[___]	[___]	[___]
	[___]	[___]	[___]
MainStay VP Marketfield Portfolio	[___]	[___]	[___]
MainStay VP S&P 500 Index Portfolio	[___]	[___]	[___]
	[___]	[___]	[___]
MainStay VP Unconstrained Portfolio	[___]	[___]	[___]
MainStay VP Van Eck Global Hard Assets Portfolio	[___]	[___]	[___]

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2014:

[TO BE UPDATED BY AMENDMENT]

MainStay VP Balanced Portfolio	$	[___]
MainStay VP Common Stock Portfolio		[___]
MainStay VP Cornerstone Growth Portfolio		[___]
MainStay VP Emerging Markets Equity Portfolio		[___]
MainStay VP Eagle Small Cap Growth Portfolio		[___]
MainStay VP Floating Rate Portfolio		[___]
MainStay VP High Yield Corporate Bond Portfolio		[___]
MainStay VP ICAP Select Equity Portfolio		[___]
MainStay VP Income Builder Portfolio		[___]
MainStay VP International Equity Portfolio		[___]
MainStay VP S&P 500 Index Portfolio		[___]
MainStay VP U.S. Small Cap Portfolio		[___]
MainStay VP Van Eck Global Hard Assets Portfolio		[___]

GENERAL INFORMATION

The Fund is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on February 1, 2011. The Fund has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the Fund are fully paid, non-assessable, redeemable, and freely transferrable, subject to any limitations set forth in the Prospectus and this SAI.

Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the shares of that class relate and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for Independent Board Members or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio or class on matters affecting an individual Portfolio or a particular class of shares issued by a Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

The Board has decided not to hold routine annual shareholders' meetings. Special shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (i) election of Trustees; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

NYLIAC and the MainStay VP Asset Allocation Portfolios are the legal owners of the shares and as such have the right to vote to elect the Board of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC and the MainStay VP Asset Allocation Portfolios will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

The following organizational changes have occurred since January 1, 2009:

• MainStay VP Mid Cap Growth Portfolio merged into MainStay VP Mid Cap Core Portfolio, effective as of the close of business on November 20, 2009;

• MainStay VP Mid Cap Value Portfolio merged into MainStay VP ICAP Select Equity Portfolio, effective as of the close of business on November 20, 2009;

• MainStay VP Small Cap Growth Portfolio merged into MainStay VP Developing Growth Portfolio, and VP Developing Growth Portfolio changed its name to VP U.S. Small Cap Portfolio, effective as of the close of business on November 20, 2009;

• Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc. merged into a corresponding "shell" series of the Fund;

• MainStay VP Flexible Bond Opportunities Portfolio commenced operations on April 29, 2011;

• MainStay VP Substitution Portfolios commenced operations on February 17, 2012;

• MainStay VP Growth Equity Portfolio changed its name to MainStay Cornerstone Growth Portfolio, effective May 1, 2013;

• MainStay VP Flexible Bond Opportunities Portfolio changed its name to MainStay Unconstrained Bond Portfolio, effective May 1, 2013;

• MainStay VP Marketfield Portfolio commenced operations on May 1, 2013;

• MainStay VP DFA/DuPont Emerging Markets Equity Portfolio changed its name to MainStay VP Emerging Markets Equity Portfolio, effective January 13, 2015; and

• MainStay VP Cushing Renaissance Advantage Portfolio commenced operations on May 1, 2015.

Special Considerations for the MainStay VP S&P 500 Index Portfolio. "Standard & Poor's," "S&P 500®," "S&P®," “S&P,” "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of New York Life Investments, the Portfolio's Manager. S&P does not sponsor, endorse, sell or promote the Portfolio or represent the advisability of investing in the Portfolio.

The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the Portfolio. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the Portfolio, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

Shareholder and Board Member Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Fund shall be personally liable for the obligations of the Fund or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the Fund of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Fund may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the Fund, when acting in such capacity, shall be personally liable to any person other than the Fund or its shareholders for any act, omission or obligation of the Fund or any Trustee or officer of the Fund. The Declaration of Trust further provides that a Trustee or officer of the Fund shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the Fund or its shareholders to which the Trustee or officer would otherwise by subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Registration Statements

This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Sub-Administrator

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900 provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Portfolios, maintaining general ledger and subledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Fund and has subcustodial agreements for holding the Fund's foreign assets.

Legal Counsel

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

Independent Registered Public Accounting Firm

[________], [_______], has been selected as the independent registered public accounting firm of the Fund. [____] is responsible for auditing the annual financial statements of the Portfolios. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of [____], the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2015, the following persons owned of record or beneficially 5% or more of the Initial Class and Service Class of shares of the following Portfolios. Any entity that owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

[TO BE UPDATED BY AMENDMENT]

Initial Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT I	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT II	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV	NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT I
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio
MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Emerging Markets Equity Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP Income Builder Portfolio
MainStay VP International Equity Portfolio
MainStay VP Janus Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Marketfield Portfolio
MainStay VP MFS® Utilities Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Unconstrained Bond Portfolio
MainStay VP U.S. Small Cap Portfolio
MainStay VP Van Eck Global Hard Assets Portfolio

Initial Class Shares (Continued)

NAME OF PORTFOLIO	NYLIAC CSVUL SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT II	NYLIAC VLI SEPARATE ACCOUNT	NYLIAC CPPVUL SEPARATE ACCOUNT II
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio
MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Emerging Markets Equity Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio

NAME OF PORTFOLIO	NYLIAC CSVUL SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT I	NYLIAC MFA SEPARATE ACCOUNT II	NYLIAC VLI SEPARATE ACCOUNT	NYLIAC CPPVUL SEPARATE ACCOUNT II
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP Income Builder Portfolio
MainStay VP International Equity Portfolio
MainStay VP Janus Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Marketfield Portfolio
MainStay VP MFS® Utilities Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Unconstrained Bond Portfolio
MainStay VP U.S. Small Cap Portfolio
MainStay VP Van Eck Global Hard Assets Portfolio

Service Class Shares

NAME OF PORTFOLIO	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT III	NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT IV
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio
MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Emerging Markets Equity Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP Income Builder Portfolio
MainStay VP International Equity Portfolio
MainStay VP Janus Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Marketfield Portfolio
MainStay VP MFS® Utilities Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Unconstrained Bond Portfolio
MainStay VP U.S. Small Cap Portfolio

Part C. Other Information

Item 28.  EXHIBITS

a.	Declaration of Trust

1.	Certificate of Trust dated December 15, 2010 – Previously filed with Post-Effective Amendment No. 55 as Exhibit (a)(1) filed on April 14, 2011*
2.	Declaration of Trust dated December 15, 2010 – Previously filed with Post-Effective Amendment No. 55 as Exhibit (a)(2) filed on April 14, 2011*
3.	Revised Schedule A dated December 12, 2012 – Previously filed with Post-Effective Amendment No. 70 as Exhibit (a)(3) on April 16, 2013*

By-Laws

1.	By-Laws of the Registrant dated December 15, 2010 – Previously filed with Post-Effective Amendment No. 55 as Exhibit (b)(1) filed on April 14, 2011*

b.	Instruments Defining Rights of Security Holders

1.	See the Declaration of Trust and the By-Laws (see above)

d.	Investment Advisory Contracts

1.	Amended and Restated Management Agreement dated May 1, 2012 between the Registrant and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(1) on April 11, 2012*
a.	Amendment to the Amended and Restated Management Agreement dated May 1, 2013 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (d)(1)(a) filed on April 10, 2014*
b.	Form of Amendment to the Amended and Restated Management Agreement dated May 1, 2014 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (d)(1)(b) filed on April 10, 2014*
2.	Subadvisory Agreement dated March 27, 2013 between New York Life Investment Management LLC and Epoch Investment Partners, Inc. – Previously filed with Post-Effective Amendment No. 70 as Exhibit (d)(2) on April 16, 2013*
3.	Subadvisory Agreement dated April 29, 2011 between New York Life Investment Management LLC and Institutional Capital LLC – Previously filed with Post-Effective Amendment No. 56 as Exhibit (d)(3) on April 29, 2011*
4.	Subadvisory Agreement dated April 29, 2011 between New York Life Investment Management LLC and MacKay Shields LLC – Previously filed with Post-Effective Amendment No. 56 as Exhibit (d)(4) on April 29, 2011*
a.	Assignment and Assumption Agreement dated July 1, 2011 - Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(4)(a) on April 11, 2012*
5.	Subadvisory Agreement dated April 29, 2011 between New York Life Investment Management LLC and Madison Square Investors LLC – Previously filed with Post-Effective Amendment No. 56 as Exhibit (d)(5) on April 29, 2011*
a.	Assignment and Assumption Agreement dated July 1, 2011 - Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(5)(a) on April 11, 2012*
b.	Amendment dated July 1, 2011 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(5)(b) on April 11, 2012*
c.	Amendment dated May 1, 2013 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (d)(6)(c) filed on April 10, 2014*
d.	Form of Amendment dated May 1, 2014 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (d)(6)(d) filed on April 10, 2014*
e.	Amendment dated January 13, 2015 – TO BE FILED BY AMENDMENT
6.	Subadvisory Agreement dated April 29, 2011 between New York Life Investment Management LLC and Winslow Capital Management Inc. – Previously filed with Post-Effective Amendment No. 56 as Exhibit (d)(6) on April 29, 2011*
a.	Amendment dated December 14, 2011 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(6)(a) on April 11, 2012*

7.	Subadvisory Agreement dated January 20, 2012 between New York Life Investment Management LLC and Eagle Asset Management, Inc. – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(9) on April 11, 2012*
8.	Subadvisory Agreement dated January 20, 2012 between New York Life Investment Management LLC and Janus Capital Management LLC – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(10) on April 11, 2012*
9.	Subadvisory Agreement dated February 2, 2012 between New York Life Investment Management LLC and Massachusetts Financial Services Company – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(11) on April 11, 2012*
10.	Subadvisory Agreement dated February 3, 2012 between New York Life Investment Management LLC and Pacific Investment Management Company LLC – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(12) on April 11, 2012*
11.	Subadvisory Agreement dated February 13, 2012 between New York Life Investment Management LLC and T. Rowe Price Associates, Inc. – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(13) on April 11, 2012*
12.	Subadvisory Agreement dated January 20, 2012 between New York Life Investment Management LLC and Van Eck Associates Corporation – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(14) on April 11, 2012*
13.	Subadvisory Agreement dated January 11, 2013 between New York Life Investment Management LLC and Cornerstone Capital Management LLC – Previously filed with Post-Effective Amendment No. 70 as Exhibit (d)(15) on April 16, 2013*
14.	Subadvisory Agreement dated [ ] between New York Life Investment Management LLC and Candriam Belgium – TO BE FILED BY AMENDMENT
15.	Subadvisory Agreement dated [ ] between New York Life Investment Management LLC and Cushing Asset Management, LP – TO BE FILED BY AMENDMENT

e.	Underwriting Contracts

1.	Distribution and Service Agreement between MainStay VP Funds Trust and NYLIFE Distributors LLC dated April 29, 2011 – Previously filed with Post- Effective Amendment No. 56 as Exhibit (e)(1) on April 29, 2011*

f.	Not Applicable

g.	Custodian Agreements

1.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post Effective Amendment No. 9 as Exhibit (g)(1) to MainStay Funds Trust’s Registration Statement on February 28, 2011*
a.	First Amendment dated April 29, 2011 to the Amended and Restated Master Custodian Agreement- Previously filed with Post Effective Amendment No. 56 as Exhibit (g)(1)(a) on April 29, 2011*
2.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post Effective Amendment No. 9 as Exhibit (g)(2) to MainStay Funds Trust’s Registration Statement on February 28, 2011*
a.	First Amendment dated April 29, 2011 to the Amended and Restated Master Delegation Agreement – Previously filed with Post-Effective No. 56 as Exhibit (g)(2)(a) on April 29, 2011*

h.	Other Material Contracts

1.	Amended and Restated Fund Participation Agreement between and among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc. and New York Life Investment Management LLC dated June 30, 2010 – Previously filed with Post- Effective Amendment No. 56 as Exhibit (h)(1) on April 29, 2011*
a.	Assignment and Amendment dated April 29, 2011 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1)(a) on April 29, 2011*
b.	Addendum dated February 17, 2012 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (h)(1)(b) on April 11, 2012*

2.	Form of Stock License Agreement relating to the use of the New York Life name and service marks - Previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 28 as Exhibit (h)(2) filed on April 14, 2000*

3.	Master Administration Agreement between MainStay VP Series Fund, Inc. and New York Life Insurance and Annuity Corporation – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3) filed on April 13, 2001*
a.	Form of Substitution Agreement substituting NYLIM for NYLIAC – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3)(a) filed on April 13, 2001*
b.	Administration Agreement Supplements – Previously filed with Post-Effective Amendment No. 41 as Exhibit (4)(4) filed on April 5, 2005*
4.	Amended and Restated Expense and Limitation Agreement dated January 13, 2012 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (h)(4) filed on April 10, 2014*
5.	Amendment to Amended and Restated Expense and Limitation Agreement dated May 1, 2013 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (h)(5) filed on April 10, 2014*
6.	Form of Expense and Limitation Agreement dated May 1, 2014 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (h)(6) filed on April 10, 2014*
7.	Form of Notice of Fee Waiver dated May 1, 2014 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (h)(7) filed on April 10, 2014*

i.	Legal Opinions

1.	Legal Opinion of Dechert LLP – TO BE FILED BY AMENDMENT

j.	Other Opinions

1.	Consent of Independent Registered Public Accounting Firm – TO BE FILED BY AMENDMENT

k.	Not applicable

l.	Not applicable

m.	Rule 12b-1 Plan

1.	Amended and Restated 12b-1 Plan Services Agreement dated April 29, 2011 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (m)(1) on April 11, 2012*

n.	Rule 18f-3 Plans

1.	Amended 18f-3 Plan dated April 29, 2011 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (n)(1) on April 29, 2011*

p.	Codes of Ethics

1.	Code of Ethics of the Registrant – Previously filed with Post-Effective Amendment No. 56 as Exhibit (p)(1) on April 29, 2011*
2.	MacKay Shields LLC’s Code of Ethics dated January 2011 – Previously filed with Post-Effective Amendment No. 70 as Exhibit (p)(2) filed on April 16, 2013*
3.	New York Life Investment Management Holdings LLC’s Code of Ethics dated January 2014 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (p)(3) filed on April 10, 2014*
4.	Institutional Capital LLC’s Code of Ethics dated March 2014 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (p)(4) filed on April 10, 2014*
5.	Nuveen Investments Inc.’s (Winslow) Code of Ethics dated January 2013 – Previously filed with Post-Effective Amendment No. 70 as Exhibit (p)(5) filed on April 16, 2013*
6.	Epoch Investment Partners, Inc.’s Code of Ethics dated October 2013 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (p)(6) filed on April 10, 2014*
7.	Eagle Asset Management, Inc.’s Code of Ethics dated December 2013 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (p)(9) filed on April 10, 2014*
8.	Janus Capital Management LLC’s Code of Ethics dated January 2014 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (p)(10) filed on April 10, 2014*
9.	Massachusetts Financial Services Company’s Code of Ethics dated March 2012 – Previously filed with Post- Effective Amendment No. 70 as Exhibit (p)(11) filed on April 16, 2013*
10.	Pacific Investment Management Company LLC’s Code of Ethics dated May 2009, revised May 2011 – Previously filed with Post-Effective Amendment No. 63 as Exhibit (p)(12) on January 11, 2012*

11.	T. Rowe Price Associates, Inc.’s Code of Ethics dated June 2013 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (p)(13) filed on April 10, 2014*
12.	Van Eck Associates Corporation’s Code of Ethics dated October 2013 – Previously filed with Post-Effective Amendment No. 74 as Exhibit (p)(14) filed on April 10, 2014*
13.	Cornerstone Capital Management, Inc.’s Code of Ethics dated January 2011 – Previously filed with Post-Effective Amendment No. 70 as Exhibit (p)(15) filed on April 16, 2013*
14.	Marketfield Management’s Code of Ethics dated January 2013 – Previously filed with Post-Effective Amendment No. 70 as Exhibit (p)(16) filed on April 16, 2013*
15.	Candriam Belgium’s Code of Ethics – TO BE FILED BY AMENDMENT

Other Exhibits:

1. Powers of Attorney – Previously filed with Post-Effective Amendment No. 55 as Exhibit “Other” filed on April 14, 2011*

* Incorporated herein by reference

Item 29. PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH REGISTRANT

Shares of MainStay VP Funds Trust (the "Registrant") are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III , NYLIAC Variable Annuity Separate Account-IV, NYLIAC MFA Separate Account I, NYLIAC MFA Separate Account II, VLI Separate Account, NYLIAC Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-II, Corporate Sponsored Variable Universal Life Separate Account I, Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the "Variable Separate Accounts"). The Variable Separate Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Variable Separate Accounts; and its affiliates, New York Life Investment Management LLC, MacKay Shields, LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LCC and Institutional Capital LLC, serve as investment advisers to the Portfolios.

The following chart lists entities in which New York Life Insurance Company ("NYLIC"), directly or indirectly, (1) owns more than 50% of the voting interests in, or otherwise exercises control over, the entity (each such entity, a “subsidiary”) or (2) owns between 10% and 50% of the voting securities in the entity (each such entity, an “affiliate”). Unless otherwise indicated, ownership is 100% of voting securities. Details on ownership of voting securities are noted in footnotes. Third party ownership of entities is not included. Subsidiaries of subsidiaries are indented.

Name of Organization (Jurisdiction)1

MainStay Funds Trust2 (Delaware)

MainStay VP Funds Trust2 (Delaware)

The MainStay Funds2 (Massachusetts)

MainStay DefinedTerm Municipal Opportunities Fund2 (Delaware)

Private Advisors Alternative Strategies Master Fund2 (Delaware)

Private Advisors Alternative Strategies Fund2 (Delaware)

This listing does not include NYLIC or subsidiary ownership in any mutual funds or separate accounts.

Biris Holdings LLC (Delaware)

NYL Investors LLC (Delaware)

NYL Investors (U.K.) Limited (United Kingdom)

NYL Real Assets LLC (Delaware)

NYL Emerging Manager LLC (Delaware)

NYL Wind Investments LLC (Delaware)

New York Life Short Term Fund1 (New York)

NYLIFE Insurance Company of Arizona (Arizona)

29 Park Investments No. 1 Limited (Cayman Islands)

New York Life Insurance and Annuity Corporation (Delaware)

Pacific Square Investments LLC (Delaware)

29 Park Investments No. 2 Limited (Cayman Islands)

New York Life Enterprises LLC (Delaware)

SEAF Sichuan SME Investment Fund LLC (Delaware) (39.98%)

New York Life International Holdings Limited (Mauritius) (8%)2

New York Life International India Fund (Mauritius) LLC (Mauritius) (92.97%)

NYL Cayman Holdings Ltd. (Cayman Islands)

NYL Worldwide Capital Investments LLC (Delaware)

NYLIFE Thailand, Inc. (Delaware)

PMCC Ltd. (Thailand) (100%)

NYLI-VB Asset Management Co. (Mauritius) LLC (Mauritius) (90%)

Seguros Monterrey New York Life, S.A. de C.V. (Mexico) (99.998%)3

Administradora de Conductos SMNYL, S.A. de C.V. (Mexico) (99%)

Agencias de Distribucion SMNYL, S.A. de C.V. (Mexico) (99%)

NYLIM Jacob Ballas India Holdings IV (Mauritius)

New York Life Investment Management Holdings LLC (Delaware)

Institutional Capital LLC (Delaware)

MacKay Shields LLC (Delaware)

MacKay Shields Core Plus Opportunities Fund GP LLC (Delaware)

MacKay Shields Core Plus / Opportunities Fund LP (Delaware)

MacKay Municipal Managers Opportunities GP LLC (Delaware)

MacKay Municipal Opportunities Master Fund, L.P. (Delaware)

MacKay Municipal Opportunities Fund, L.P. (Delaware)

MacKay Municipal Managers Credit Opportunities GP LLC (Delaware)

MacKay Municipal Credit Opportunities Master Fund, L.P. (Delaware)

MacKay Municipal Credit Opportunities Fund, L.P. (Delaware)

MacKay Municipal Short Term Opportunities Fund GP LLC (Delaware)

MacKay Municipal Short Term Opportunities Fund LP (Delaware)

Plainview Funds plc (Ireland) (50%) (MacKay Shields Employee: 50%)

Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio (Ireland)

(NYLIC: 40.18%; NYLIAC: 40.18%)

Plainview Funds plc – MacKay Shields Flexible Bond Portfolio (Ireland)

(NYLIC: 56.41%; NYLIAC: 23.55%; MacKay: 0.90%)

Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio (Ireland)

(NYLIC: 40.80%; MacKay: 0.33%)

Plainview Funds plc – MacKay Shields Floating Rate High Yield Fund (Ireland)

(NYLIC:97.03%; MacKay 2.96%)

Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio

(Ireland) (NYL: 0%)

MacKay Shields Statutory Trust – High Yield Bond Series (Connecticut)8

MacKay Shields High Yield Active Core Fund GP LLC (Delaware)

MacKay Shields High Yield Active Core Fund LP (Delaware)

MacKay Shields Credit Strategy Fund Ltd (Cayman Islands)

MacKay Shields Defensive Bond Arbitrage Fund Ltd. (Bermuda) (14.49%)4

MacKay Shields Core Fixed Income Fund GP LLC (Delaware)

MacKay Shields Core Fixed Income Fund LP (Delaware)

MacKay Shields (International) Ltd. (UK) (“MSIL”)

MacKay Shields (Services) Ltd. (UK) (“MSSL”)

MacKay Shields UK LLP (UK) (MSIL: 99%; MSSL: 1%)

MacKay Shields General Partner (L/S) LLC (Delaware)

MacKay Shields Long/Short Fund LP (Delaware)

MacKay Shields Long/Short Fund (Master), LP (Delaware)

MacKay Shields Global Derivatives LLC (Delaware)

Madison Capital Funding LLC (Delaware)

MCF Co-Investment GP LLC (Delaware)

MCF Co-Investment GP LP (Delaware)

Madison Capital Funding Co-Investment Fund LP (Delaware)

Madison Avenue Loan Fund GP LLC (Delaware)

Madison Avenue Loan Fund LP (Delaware)

MCF Fund I LLC (Delaware)

Warwick McAlester Holdings, LLC (Delaware)

Chancellor Lane, LLC (dba Sullivan Flotation Systems, Inc) (Delaware)

Electric Avenue, LLC (dba Atlantic-Meeco Holding, Inc.) (Delaware)

WDC Liquidation Trust (Control is through MFC acting as Trustee-no voting)

MCF Capital Management LLC (“MCFCMLLC”)(Delaware)

Ironshore Investment BL I Ltd. (Bermuda)8 (0 voting ownership)

LMF WF Portfolio II, LLC (Delaware)8 (0 voting ownership)

OFS Capital WM, LLC (Delaware)8 (0 voting ownership)

MCF CLO I LLC (Delaware) (2.53%)8

MCF CLO III LLC (Delaware) (2.33%)8

MCF CLO II LLC (Delaware)8 (0 voting ownership)

MCF CLO IV LLC (Delaware)8 (0 voting ownership)

Young America Holdings, LLC (“YAH”) (Delaware) (36.35%)8

YAC.ECOM Incorporated (Minnesota)

Young America, LLC (“YALLC”) (Minnesota)

Global Fulfillment Services, Inc. (Arizona)

SourceOne Worldwide, Inc. (Minnesota)

YA Canada Corporation (Nova Scotia,Canada)

Cornerstone Capital Management Holdings LLC (Delaware)

Cornerstone Capital Management, LLC (Delaware) (51%)

Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC (Delaware)

Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P. (Delaware)

GoldPoint Partners LLC (Delaware)

New York Life Capital Partners, L.L.C. (Delaware)

New York Life Capital Partners, L.P. (Delaware)

New York Life Capital Partners II, L.L.C. (Delaware)

New York Life Capital Partners II, L.P. (Delaware)

New York Life Capital Partners III GenPar GP, LLC (Delaware)

New York Life Capital Partners III GenPar, L.P. (Delaware)

New York Life Capital Partners III, L.P. (Delaware)

NYLCAP III RBG Corp. (Delaware)

New York Life Capital Partners III-A, L.P. (Delaware)

NYLCAP III-A RBG Corp. (Delaware)

New York Life Capital Partners IV GenPar GP, LLC (Delaware)

New York Life Capital Partners IV GenPar, L.P. (Delaware)

New York Life Capital Partners IV, L.P. (Delaware)

New York Life Capital Partners IV-A, L.P. (Delaware)

GoldPoint Partners Co-Investment V GenPar GP LLC (Delaware)

GoldPoint Partners Co-Investment V GenPar, L.P. (Delaware)

GoldPoint Partners Co-Investment V, L.P. (Delaware)**

GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker A, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker B, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker C, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP (Delaware)

GoldPoint Partners Co-Investment V ECI Blocker D, LP (Delaware)

NYLCAP 2010 Co-Invest GenPar GP, LLC (Delaware)

NYLCAP 2010 Co-Invest GenPar L.P. (Delaware)

NYLCAP 2010 Co-Invest L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker A L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker B L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker E L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker F L.P. (Delaware)

NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P. (Delaware)

NYLCAP 2010 C0-Invest ECI Blocker G L.P. (Delaware)

NYLCAP Canada GenPar Inc. (Canada)

NYLCAP Select Manager Canada Fund, LP (Canada)

NYLCAP Canada II GenPar Inc. (Canada)

NYLCAP Select Manager Canada Fund II, L.P. (Canada)

NYLIM Mezzanine GenPar GP, LLC (Delaware)

NYLIM Mezzanine GenPar, LP (Delaware)

New York Life Investment Management Mezzanine Partners, LP (Delaware)

NYLIM Mezzanine Partners Parallel Fund, LP (Delaware)

NYLIM Mezzanine Partners II GenPar GP, LLC (Delaware)

NYLIM Mezzanine Offshore Partners II, LP (Cayman Islands)

NYLIM Mezzanine Partners II GenPar, LP (Delaware)

New York Life Investment Management Mezzanine Partners II, LP (Delaware)

NYLIM Mezzanine II Luxco S.à.r.l. (Luxembourg)

NYLIM Mezzanine Partners II Parallel Fund, LP (Delaware)

NYLIM Mezzanine II Parallel Luxco S.à.r.l. (Luxembourg)

Voice Holdco Ltd. (Nova Scotia, Canada) (27%)9

Voice Holdings Ltd. (Nova Scotia, Canada)

Voice Construction Ltd. (Alberta, Canada)

Voice Construction Opco ULC (Alberta, Canada)

NYLCAP Mezzanine Partners III GenPar GP, LLC (Delaware)

NYLCAP Mezzanine Partners III GenPar, LP (Delaware)

NYLCAP Mezzanine Partners III-K Fund, LP (Delaware)**

NYLCAP Mezzanine Partners III, LP (Delaware)**

NYLCAP Mezzanine III Luxco S.à.r.l. (Luxembourg)

NYLCAP Mezzanine Partners III Parallel Fund, LP (Delaware)**

NYLCAP Mezzanine Partners III 2012 Co-Invest, LP (Delaware)**

NYLCAP Mezzanine III 2012 Luxco S.à.r.l (Luxembourg)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP (Delaware)

C.B. Fleet TopCo. LLC (Delaware) (17%**collectively)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP (Delaware)

NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker E, LP (Delaware)

NYLCAP Mezzanine Offshore Partners III, L.P. (Cayman Islands)

NYLCAP Select Manager GenPar GP, LLC (Delaware)

NYLCAP Select Manager GenPar, LP (Delaware)

NYLCAP Select Manager Fund, LP (Delaware)

NYLCAP Select Manager Cayman Fund, LP (Cayman Islands)

NYLCAP Select Manager II GenPar GP, LLC (Delaware)

NYLCAP Select Manager II GenPar, L.P. (Cayman Islands)

NYLCAP Select Manager Fund II, L.P. (Cayman Islands)**

NYLCAP India Funding LLC (Delaware)

NYLIM-JB Asset Management Co., LLC (Mauritius) (24.66%)

New York Life Investment Management India Fund II, LLC (Mauritius)

New York Life Investment Management India Fund (FVCI) II, LLC (Mauritius)

NYLCAP India Funding III LLC (Delaware)

NYLIM-Jacob Ballas Asset Management Co. III, LLC (Mauritius) (24.66%)

NYLIM Jacob Ballas India Fund III (Mauritius) LLC

NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC

NYLIM Jacob Ballas India (FII) III (Mauritius) LLC

NYLCAP Holdings (Mauritius)

Jacob Ballas Capital India PVT. Ltd. (Mauritius) (23.30%)

Evolvence Asset Manamement, Ltd. (Goldpoint: 24.5%)

NYLIM Service Company LLC (Delaware)

NYL Workforce GP LLC (Delaware)

New York Life Investment Management LLC (Delaware)

NYLIM Fund II GP, LLC (Delaware)

NYLIM Real Estate Mezzanine Fund II, LP (Delaware)

NYLIM-TND, LLC (Delaware)

NYLIM-DCM, LLC (Delaware)

NYLIM-MM, LLC (Delaware)

DCM-N, LLC (Delaware) (80%)

DCM Warehouse Series A, LLC (Delaware)

DCM Warehouse Series One, LLC (Delaware)

Sixteen West Savannah, LLC (Indiana)

Metropolis II Construction, LLC (Delaware)

Streets Las Vegas, LLC (Arizona) (90%)

NYLIM RE Mezzanine Fund II Investment Corporation (Delaware)

NYLIM-GCR Fund I, LLC (Delaware) (50%)

WFHG GP, LLC (Delaware) (50%)

Workforce Housing Fund I-2007 LP (Delaware)

New York Life Investments International Limited (Ireland)

New York Life Investment Management Holdings International S.a.r.l. (Luxembourg)

New York Life Investment Management Holdings II International S.a.r.l. (Luxembourg)

New York Life Investment Management Global Holdings S.a.r.l. (Luxembourg) (“NYLIMGH”)

Candriam Luxco S.a.r.l. (Luxembourg) (“CANLUXS”)

Candriam Luxembourg (“CANLUX”) (Luxembourg) (NYLIMGH: 97.96%; 1 share held by CANLUXS)

Ausbil Investment Management Limited (Australia) (72.31%)

Ausbil Australia Pty. Ltd. (Australia)

Ausbil Asset Management Pty. Ltd. (Australia)

BIL Prime Advanced Cash + 100 (27.76%; CANBEL: 24.76%) (“BILPAC”)

Candriam France (“CANFR”)

Candriam Dublin (Ireland)

Candriam Belgium (Belgium) (“CANBEL”) (99.99%; NYLIMGH: 0.01%)

Candriam Treasury Management (CANBEL: 6.99%; CANFR: 8.09%)

Cordius CIG () (50.02%; CANBEL: 24.99%; CANFR: 24.99%)

Candriam Dynamix Systematic Long Short Equity (Lux) (13.11%; CANBEL: 6.55%)

NYLIFE Distributors LLC (Delaware)

NYLIM Holdings NCVAD GP, LLC (Delaware)

McMorgan Northern California Value Add/Development Fund I, L.P. (Delaware) (50%)

MNCVAD-IND Greenwood CA LLC (Delaware)

MNCVAD-IND Concourse CA LLC (Delaware)

MNCVAD-IND Norris Canyon CA LLC (Delaware)

MNCVAD-CP Norris Canyon LLC (Delaware) (94%)

MNCVAD-IND Petaluma CA LLC (Delaware)

MNCVAD-OFC 2665 North First CA LLC (Delaware)

MNCVAD-SEAGATE 2665 North First LLC (Delaware) (94%)

Private Advisors L.L.C. (Delaware) (64.25%)

Alternative Fund LV, LLC (Delaware)

Alternative Fund LV II, LLC (Delaware)

Private Advisors Alternative Asset Fund LLC (Delaware)

PACIF Carry Parent, LLC (Delaware)

PACIF Carry, LLC (Delaware)

PACIF GP, LLC Delaware)

Private Advisors Coinvestment Fund, LP (Delaware)

PACIF II GP, LLC Delaware)

Private Advisors Coinvestment Fund II LP (Delaware)

PACIF II Carry Parent, LLC (Delaware)

PACIF II Carry, LLC (Delaware)

PACIF III GP, LLC (Delaware)

Private Advisors Coinvestment Fund III, LP (Delaware)

PACIF III Carry Parent, LLC (Delaware)

PACIF III Carry, LLC (Delaware)

Private Advisors Distressed Opportunities Fund, L.P. (Delaware)

PA Hedged Equity Fund, L.P. (Delaware)

Private Advisors Hedged Equity Fund (QP), L.P. (Delaware)

Private Advisors Hedged Equity Master Fund (Delaware)

PAPEF GP, LLC (Delaware)

Private Advisors Private Equity Fund, L.P. (Delaware)

PAPEF Carry Parent, LLC (Delaware)

PAPEF Carry, LLC (Delaware)

Private Advisors Income Fund, L.P. (Delaware)

Private Advisors Small Company Buyout Fund, L.P. (Delaware) (“PASCBF”)

Private Advisors Alternative Small Company Buyout Fund, L.P. (Delaware) (“PAASCBF”)

Small Company Buyout Blocker Corp. (Delaware) (“Smallco Blocker”)

Small Company Buyout ECI, LP (Delaware) (PASCBF: 88.6%; Smallco Blocker: 11.4%)

Small Company Buyout Holding, LP (Delaware) (PASCBF: 88.6%; PAASCBF: 11.4%)

Private Advisors Small Company Buyout Fund II, L.P. (Delaware)

PASCBF III GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund III, LP (Delaware)

PASCBF IV GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund IV, LP (Delaware)

PASCBF IV Carry Parent, LLC (Delaware)

PASCBF IV Carry, LLC (Delaware)

PASCBF V GP, LLC (Delaware)

Private Advisors Small Company Buyout Fund V, LP (Delaware)

Private Advisors Small Company Buyout Fund V–ERISA Fund, LP (Delaware)

PASCBF V Carry Parent, LLC (Delaware)

PASCBF Carry, LLC (Delaware)

PASCPEF VI Carry Parent, LLC (Delaware)

PASCPEF VI Carry, LLC (Delaware)

PASCPEF VI GP, LLC (Delaware)

Private Advisors Small Company Private Equity Fund VI, LP (Delaware)

Montpelier Carry Parent, LLC (Delaware) (PALLC: 50%; MCFCMLLC: 50%)

Montpelier Carry, LLC (Delaware)

Montpelier GP, LLC (Delaware) (PALLC: 50%; MCFCMLLC: 50%)

Montpelier Fund, L.P. (Delaware)

Cuyahoga Capital Partners I Management Group, LLC (Delaware)

Cuyahoga Capital Partners I, L.P. (Delaware)

Cuyahoga Capital Partners II Management Group LLC (Delaware)

Cuyahoga Capital Partners II LP (Delaware)

Cuyahoga Capital Partners III Management Group LLC (Delaware)

Cuyahoga Capital Partners III LP (Delaware)

Cuyahoga Capital Partners IV Management Group LLC (Delaware)

Cuyahoga Capital Partners IV LP (Delaware)

Cuyahoga Capital Emerging Buyout Partners Management Group LLC (Delaware)

Cuyahoga Capital Emerging Buyout Partners LP (Delaware)

Private Advisors Hedged Equity Fund, Ltd. (Cayman Islands) (0%)

Private Advisors Hedged Equity Fund (QP), Ltd. (Cayman Islands) (0%)

Private Advisors Hedged Equity Master Fund, Ltd. (Cayman Islands) (owned by two funds above)

PA Stable Value Fund, Ltd. (Cayman Islands) (0%)

Private Advisors Stable Value ERISA Fund, Ltd. (Cayman Islands) (0%)

Private Advisors Stable Value Master Fund, Ltd. (Cayman Islands) (owned by two funds above)

The Hedged Strategies Fund (QP), Ltd. (Cayman Islands) (0%)

UVF GP, LLC (Delaware)

Undiscovered Value Fund, LP (Delaware)

Undiscovered Value Fund, Ltd. (Cayman Islands)8

Undiscovered Value Fund SPC (Cayman Islands)

Madison Core Property Fund LLC (Delaware) (NYLIM is Non Member Manager)8

MIREF 1500 Quail, LLC (Delaware)

MIREF Mission Heritage, LLC (Delaware)

MIREF Linpro Center, LLC (Delaware)

MIREF Mill Creek, LLC (Delaware)

MIREF Gateway, LLC (Delaware)

MIREF Delta Court, LLC (Delaware)

MIREF Seaside, LLC (Delaware)

MIREF Zanker Road, LLC (Delaware)

MIREF Fremont Distribution Center, LLC (Delaware)

1101 Taylor Road LLC (Delaware)

MIREF Century, LLC (Delaware)

MIREF York Road, LLC (Delaware)

York Road EW LLC (Delaware) (64.8%)

York Road Retail West, LLC (Delaware) (64.8%)

2001 EW LLC (Delaware)

2122 EW LLC (Delaware)

MIREF Saddle River LLC (Delaware)

Via Verde San Dimas, LLC (Delaware)

MIREF DC Corp. (Delaware)

MIREF L Street, LLC (Delaware)

1901 L Street Corp. (Delaware)

1901 L Street LLC (District of Columbia)

MIREF Newpoint Commons, LLC (Delaware)

MIREF Carol Point, LLC (Delaware)

MIREF Northsight, LLC (Delaware)

MIREF Riverside, LLC (Delaware)

MIREF Corporate Woods, LLC (Delaware)

MIREF Bedminster, LLC (Delaware)

MIREF Barton’s Creek, LLC (Delaware)

Barton’s Lodge Apartments, LLC (Delaware) (90%)

MIREF Marketpointe, LLC (Delaware)

MIREF 101 East Crossroads, LLC (Delaware)

101 East Crossroads, LLC (Delaware)

MIREF Waterview, LLC (Delaware)

MIREF Chain Bridge, LLC (Delaware)

1991 Chain Bridge Road, LLC (Delaware)

MIREF Aptakisic, LLC (Delaware)

Aptakisic Creek Corporate Park, LLC (Delaware)

MIREF 250 Montgomery, LLC (Delaware)

MIREF Hawthorne, LLC (Delaware)

MIREF Auburn 277, LLC (Delaware)

MIREF Sumner North, LLC (Delaware)

MIREF Wellington, LLC (Delaware)

MIREF Warner Center, LLC (Delaware)

MADISON-IND Valley Business Park CA LLC (Delaware)

MADISON-MF Duluth GA LLC (Delaware)

MADISON-IND Assateague MD LLC (Delaware)

MADISON-SP Assateague LLC (Delaware) (90%)

MADISON-MF Casa Santa Fe AZ LLC (Delaware)

MADISON-MF Cabrillo AZ LLC (Delaware)

MADISON-OFC Centerstone I CA LLC (Delaware)

MADISON-RTL Centerstone II CA LLC (Delaware)

MADISON-OFC Centerstone III CA LLC Delaware)

MADISON-MOB Centerstone IV CA LLC (Delaware)

MADISON-OFC Canyon Commons CA LLC (Delaware)

MADISON-OFC Centerpoint Plaza CA LLC (Delaware)

MADISON-IND Logistics NC LLC (Delaware)

MCPF-LRC Logistics LLC (Delaware) (90%)

NYLIM Flatiron CLO 2003-1 Ltd. (Cayman Islands)8

NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A (Cayman Islands)

NYLIM Flatiron CLO 2004-1 Ltd. (Cayman Islands)

NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A (Cayman Islands)

NYLIM Flatiron CLO 2005-1 Ltd. (Cayman Islands)

NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A (Cayman Islands)

NYLIM Flatiron CLO 2006-1 Ltd. (Cayman Islands)

NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A (Cayman Islands)

Flatiron CLO 2007-1 Ltd. (Cayman Islands)

NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A (Cayman Islands)

Flatiron CLO 2011-1 Ltd. (Cayman Islands)

Flatiron CLO 2012-1 Ltd. (Cayman Islands)

Flatiron CLO 2013-1-Ltd. (Cayman Islands)

Flatiron CLO 2014-1-Ltd. (Cayman Islands)

Flatiron CLO 2014-2 Ltd. (Cayman Islands) (100%)

Flatiron CLO 2015-1 Ltd. (Cayman Islands) (100%)

Stratford CDO 2001-1 Ltd. (Cayman Islands)

Silverado CLO 2006-II Limited (Cayman Islands)

Silverado 2006-II Equity Holdings LLC, Series A (Cayman Islands)

NYLIFE LLC (Delaware)

Eagle Strategies LLC (Delaware)

New York Life Capital Corporation (Delaware)

New York Life Trust Company (New York)

NYL Executive Benefits LLC (Delaware)

NYLIFE Securities LLC (Delaware)

NYLINK Insurance Agency Incorporated (Delaware)

NYLUK I Company (United Kingdom)

NYLUK II Company (United Kingdom)

Gresham Mortgage (United Kingdom)

W Construction Company (United Kingdom)

WUT (United Kingdom)

WIM (AIM) (United Kingdom)

Silver Spring, LLC (Delaware)

Silver Spring Associates, L.P. (Pennsylvania)

SCP 2005-C21-002 LLC (Delaware)

SCP 2005-C21-003 LLC (Delaware)

SCP 2005-C21-006 LLC (Delaware)

SCP 2005-C21-007 LLC (Delaware)

SCP 2005-C21-008 LLC (Delaware)

SCP 2005-C21-009 LLC (Delaware)

SCP 2005-C21-017 LLC (Delaware)

SCP 2005-C21-018 LLC (Delaware)

SCP 2005-C21-021 LLC (Delaware)

SCP 2005-C21-025 LLC (Delaware)

SCP 2005-C21-031 LLC (Delaware)

SCP 2005-C21-036 LLC (Delaware)

SCP 2005-C21-041 LLC (Delaware)

SCP 2005-C21-043 LLC (Delaware)

SCP 2005-C21-044 LLC (Delaware)

SCP 2005-C21-048 LLC (Delaware)

SCP 2005-C21-061 LLC (Delaware)

SCP 2005-C21-063 LLC (Delaware)

SCP 2005-C21-067 LLC (Delaware)

SCP 2005-C21-069 LLC (Delaware)

SCP 2005-C21-070 LLC (Delaware)

NYMH-Ennis GP, LLC (Delaware)

NYMH-Ennis, L.P. (Texas)

NYMH-Freeport GP, LLC (Delaware)

NYMH-Freeport, L.P. (Texas)

NYMH-Houston GP, LLC (Delaware)

NYMH-Houston, L.P. (Texas)

NYMH-Plano GP, LLC (Delaware)

NYMH-Plano, L.P. (Texas)

NYMH-San Antonio GP, LLC (Delaware)

NYMH-San Antonio, L.P. (Texas)

NYMH-Stephenville GP, LLC (Delaware)

NYMH-Stephenville, L.P. (Texas)

NYMH-Taylor GP, LLC (Delaware)

NYMH-Taylor, L.P. (Texas)

NYMH-Attleboro MA, LLC (Delaware)

NYMH-Farmingdale, NY LLC (Delaware)

NYLMDC-King of Prussia GP, LLC (Delaware)

NYLMDC-King of Prussia Realty, LP (Delaware)

NYLife Real Estate Holdings LLC (Delaware)

Huntsville NYL LLC (Delaware)

CC Acquisitions, LP (Delaware)

NYL Midwest Apartments LLC (Delaware)

REEP-IND Aegean MA LLC (Delaware)

REEP-IND Chino CA LLC (Delaware)

REEP-IND Continental NC LLC (Delaware)

LRC-Patriot, LLC (Delaware) (93%)

REEP-LRC Industrial LLC (Delaware)

REEP-IND FREEDOM MA LLC (Delaware)

REEP-IND Fridley MN LLC (Minnesota)

REEP-IND Green Oaks IL LLC (Delaware)

REEP-IND Forest Park NJ LLC (Delaware)

FP Building 4 LLC (Delaware)

FP Building 1-2-3 LLC (Delaware)

FP Building 17, LLC (Delaware)

FP Building 18, LLC (Delaware)

FP Building 19, LLC (Delaware)

FP Building 20, LLC (Delaware)

FP Mantua Grove LLC (Delaware)

FP Lot 1.01 LLC (Delaware)

REEP-IND NJ LLC (Delaware)

NJIND JV LLC (Delaware) (93%)

NJIND Hook Road LLC (Delaware)

NJIND Old Post Road LLC Delaware)

NJIND Brunswick Avenue LLC (Delaware)

NJIND Raritan Center LLC (Delaware)

NJIND Talmadge Road LLC (Delaware)

NJIND Bay Avenue LLC (Delaware)

NJIND Melrich Road LLC (Delaware)

NJIND Carter Drive LLC (Delaware)

NJIND Corbin Street LLC (Delaware)

REEP-IND LYMAN MA LLC (Delaware)

REEP-IND Kent LLC (Delaware)

REEP-IND RTG NC LLC (Delaware)

REEP-IND Valwood TX LLC (Delaware)

REEP-MF Chandler AZ LLC (Delaware)

REEP-MF Cumberland TN LLC (Delaware)

Cumberland Apartments, LLC (Tennessee)

REEP-MF Enclave TX LLC (Delaware)

Enclave CAF LLC (Delaware) (50%)

REEP-MF Issaquah WA LLC (Delaware)

REEP-MF Marina Landing WA LLC (Delaware)

REEP-SP Marina Landing LLC (Delaware) (98%)

REEP-MF Mira Loma II TX LLC (Delaware)

Mira Loma II, LLC (Delaware) (50%)

REEP-MF Mount Vernon GA LLC (Delaware)

REEP-MF Verde NC LLC (Delaware)

REEP-MF Summitt Ridge CO LLC (Delaware)

Summitt Ridge Apartments, LLC (Delaware) (50%)

REEP-MF Wallingford WA LLC (Delaware)

REEP-MF Woodridge IL LLC (Delaware)

REEP-OFC Bellevue WA LLC (Delaware)

REEP-OF Centerpointe VA LLC (Delaware)

Centerpointe (Fairfax) Holdings LLC (Delaware) (50%)

REEP-OFC 525 N Tryon NC LLC (Delaware)

525 Charlotte Office LLC (Delaware) (95%)

REEP-OFC 575 Lex NY LLC (Delaware)

REEP-OFC 575 Lex NY GP LLC (Delaware)

Maple REEP-OFC 575 Lex Holdings LP (Delaware) (50%)

Maple REEP-OFC 575 Lex Owner LLC (Delaware) (50%)

REEP-OFC DRAKES LANDING CA LLC (Delaware)

REEP OFC Westory DC LLC (Delaware)

REEP-RTL SASI GA LLC (Delaware)

REEP-RTL Bradford PA LLC (Delaware)

REEP-RTL OAK PARK NJ LLC (Delaware)

PTC Acquisitions, LLC (Delaware)

Martingale Road LLC (Delaware) (71.4693%)

New York Life Funding (Cayman Islands)

New York Life Global Funding (Delaware)9

NYL Equipment Issuance Trust (Delaware)10

NYL Equipment Issuance Trust 2014-2 (Delaware)10

Government Energy Savings Trust 2003-A (GEST) (New York)

UFI-NOR Federal Receivables Trust, Series 2009B (New York)10

NYLARC Holding Company Inc. (Arizona)9

New York Life Agents Reinsurance Company (Arizona)9

Samsung US Dynamic Asset Allocation Securities Feeder Investment Trust H (NYL: 49.1%)

1	Control is by virtue of NYLIC and subsidiaries being general partners.
2	NYL Cayman Holdings Ltd. Owns 92%
3	NYL Worldwide Capital Investment LLC owns 0.002%
4	NYLIC owns 14.19%, NYLIAC owns 0.00%, and MacKay owns 0.30% for a total ownership of 14.49%
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
6	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
7	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.67% and PA Hedged Equity Fund, L.P. owns 66.33% of the Master Fund
8	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests.
9	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
10	Control is through financial interest, not ownership of voting interests.

ITEM 30. INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy.  The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only.  Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VII of the Registrant’s Declaration of Trust states as follows:

(a) For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-Laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii)every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c)Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e)With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)	by the court or other body before which the Proceeding was brought;

(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Item 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC ("New York Life Investments”) acts as the investment adviser for each series of the following open-end registered management investment companies: MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds.

The list of officers and directors of New York Life Investments, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investments (SEC File No: 801-57396).

With respect to information regarding the Subadvisors, reference is hereby made to the “The Fund and its Management – Who Manages Your Money?” in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of the officers and directors of the Subadvisors, reference is made to Form ADVs of the Subadvisors filed under the Advisers Act, incorporated herein by reference and the file numbers are as follows:

Cornerstone Capital Management Holdings LLC File No. 801-69663	Janus Capital Management LLC File No. 801-13991

Cornerstone Capital Management LLC File No. 801-45262	MacKay Shields LLC File No. 801-5594

Candriam Belgium File No. 801-80508	Massachusetts Financial Services Company File No. 801-17352

Cushing Asset Management, LP File No. 801-63255	NYL Investors LLC File No. 801-78759

Eagle Asset Management, Inc. File No. 801-21343	Pacific Investment Management Company, LLC File No. 801-48187

Epoch Investment Partners, Inc. File No. 801-63118	T. Rowe Price Associates, Inc. File No. 801-856

Institutional Capital LLC File No. 801-40779	Van Eck Associates Corporation File No. 801-21340

Winslow Capital Management LLC File No. 801-41316

Item 32. PRINCIPAL UNDERWRITERS

a. Inapplicable

b. Inapplicable

c. Inapplicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, the Registrant, the Manager, the Subadvisors and NYLIFE Distributors LLC. The Registrant, the Manager and NYLIFE Distributors LLC’s address is 169 Lackawanna Avenue, Parsippany, NJ 07054. The Subadvisors addresses are: Cornerstone Capital Management Holdings LLC, 1180 Avenue of the Americas, New York, NY 10036; Cornerstone Capital Management LLC, 3600 Minnesota Drive, Suite 70, Edina, MN 55435; Candriam Belgium, Avenue des Arts 58, 1000 Bruxelles, Belgium; Cushing Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, TX 75225; Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716; Epoch Investment Partners, Inc., 399 Park Avenue, New York, NY 10022; Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago, IL 60606; Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805; MacKay Shields LLC, 1345 Avenue of the Americas, New York, NY 10105; Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199; Marketfield Asset Management LLC, 292 Madison Avenue, New York, NY 10017; NYL Investors LLC, 51 Madison Avenue, New York, NY 10010; Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202; Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, NY 10017; and Winslow Capital Management LLC, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402.

Records relating to the Registrant's custodian are maintained by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900.

Item 34. MANAGEMENT SERVICES

Inapplicable.

Item 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 78 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 9th day of February, 2015.

MAINSTAY VP FUNDS TRUST

By: /s/ Stephen P. Fisher

      Stephen P. Fisher

      President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 9, 2015.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ John Y. Kim*	Trustee
John Y. Kim

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee and Chairman of the Board
Peter Meenan

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Roman L. Weil*	Trustee
Roman L. Weil

/s/ John A. Weisser*	Trustee
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By: /s/ J. Kevin Gao
J. Kevin Gao
As Attorney-in-Fact

* Pursuant to Powers of Attorney previously filed.